                                                                   EXHIBIT 10.36

                                    AMENDMENT

                  AMENDMENT, dated as of December 15, 2003 (this "Amendment"), under (i) the Guarantee (the "2000B Guarantee") and the Credit Agreement (the "2000B Credit Agreement"), as defined in the Participation Agreement, dated as of October 27, 2000 (as the same may have been, amended, supplemented or otherwise modified from time to time, the "2000B Participation Agreement"), among Hanover Compression Limited Partnership (formerly known as Hanover Compression Inc., "HCLP"), Hanover Equipment Trust 2000B, (the "2000B Lessor"), Bank Hapoalim B.M. and FBTC Leasing Corp., as investors, the lenders parties thereto (the "2000B Lenders") and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), a New York banking corporation, as the administrative agent for the 2000B Lenders (the "Agent") and (ii) the Guarantee (the "2000A Guarantee") and the Credit Agreement (the "2000A Credit Agreement"), as defined in the Participation Agreement, dated as of March 13, 2000 (as the same may have been, amended, supplemented or otherwise modified from time to time, the "2000A Participation Agreement"), among HCLP, Hanover Equipment Trust 2000A (the "2000A Lessor"), First Union National Bank and Scotiabanc Inc., as investors, the lenders parties thereto (the "2000A Lenders") and the Agent, as agent for the 2000A Lenders. The 2000B Participation Agreement and the 2000A Participation Agreement are collectively hereinafter referred to as the "Participation Agreements". The 2000B Guarantee and the 2000A Guarantee are collectively hereinafter referred to as the "Synthetic Guarantees", and the 2000B Credit Agreement and the 2000A Credit Agreement are collectively referred to herein as the "Synthetic Credit Agreements."

                              W I T N E S S E T H:

                  WHEREAS, Hanover and HCLP have requested that the Agent and the Required Lenders under each of the Participation Agreements, Synthetic Guarantees and Synthetic Credit Agreements amend certain of the provisions of each of the Participation Agreements, Synthetic Guarantees and Synthetic Credit Agreements; and

                  WHEREAS, the Agent and the Required Lenders under each of the Participation Agreements, Synthetic Guarantees and Synthetic Credit Agreements are agreeable to the requested amendments, but only on the terms and subject to the conditions set forth herein;

                  NOW THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  I. Defined Terms. As used in this Amendment, terms defined in the preamble hereof and the recitals hereto are used herein as so defined, and terms defined in any of the Participation Agreements and the Synthetic Guarantees and not defined herein are used herein as therein defined.

                  II. Amendments to the Synthetic Guarantees, Annex A of the Participation Agreements and the Synthetic Credit Agreements.

                  1. Amendments to Annex A of the Participation Agreements. (a) Annex A of each of the Participation Agreements is hereby amended by adding the following defined terms in proper alphabetical order:

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                                                                               2

                  "Administrative Agent": JPMorgan Chase Bank, a New York banking corporation, in its capacity as administrative agent under the Corporate Credit Agreement.

                  "BOCM": Banc One Capital Markets, Inc.

                  "Cayman Note": that certain Non-Recourse Promissory Note, dated as of May 14, 2003, in the original principal amount of $58,425,333.33, executed by Hanover Cayman Limited and payable to the order of Schlumberger Surenco S.A.

                  "Co-Lead Arrangers": the collective reference to JPMorgan and BOCM.

                  "Consolidated EBITDAR": with respect to any period, Consolidated EBITDA for such period plus the Consolidated Lease Expense of a Person for such period.

                  "Consolidated Intangibles": at any time, all amounts included in Consolidated Net Worth of any Person at such time which, in accordance with GAAP, would be classified as intangible assets on a consolidated balance sheet of such Person and its Subsidiaries, including, without limitation, goodwill (other than negative goodwill), including (but without duplication) any amounts (however designated on the balance sheet) representing the cost of acquisitions in excess of underlying net tangible assets, and patents, trademarks, copyrights and other intangibles.

                  "Consolidated Leverage Ratio": as defined in Section 11.1(c) of the Guarantee.

                  "Consolidated Senior Indebtedness": at a particular date, as to any Person, Consolidated Indebtedness of such Person and its Subsidiaries other than (i) the 2001A Lease Guarantee, (ii) the 2001B Lease Guarantee, (iii) the 2003 Notes Subordinated Guarantee, and (iv) any unsecured subordinated debt or any subordinated guarantees not included in clauses (i)-(iii) above and otherwise permitted herein.

                  "Consolidated Tangible Net Worth": at any date, an amount equal to Consolidated Net Worth at such date less Consolidated Intangibles at such date; provided, that for purposes of Section 11.1(a) of the Guarantee, this definition will not include (a) the writedown of any of the Equipment Lease Transactions coming on-balance sheet on or after July 1, 2003 or (b) the effects of marking to market any portion of the expenses attributable to the Securities Litigation Settlement.

                  "Corporate Credit Agreement": the Credit Agreement, dated December 15, 2003 (as amended, supplemented or otherwise modified from time to time), among Hanover, HCLP and several banks and other financial institutions from time to time parties thereto and the Agents.

                  "Corporate Credit Agreement Closing Date": December 15, 2003.

                  "Credit Parties": as defined in the Corporate Credit
         Agreement.

                  "Exchange Act": as defined in Section 6.1(q) of the Credit Agreement.

                  "Excluded Unqualified Subsidiary": any Unqualified Subsidiary not organized under a jurisdiction of the United States in respect of which either (a) the pledge of all of the Capital Stock of such Subsidiary as Collateral or (b) the guaranteeing by such Subsidiary of the Obligations, or the pledging of assets by such Subsidiary to secure the Obligations, would, in the good faith judgment of Hanover, result in adverse tax consequences to Hanover; provided, that

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                                                                               3

         notwithstanding the foregoing, Hanover Cayman Limited and Production Operators Cayman Inc. shall be deemed to be Excluded Unqualified Subsidiaries.

                  "Existing Credit Agreement": as defined in the Corporate Credit Agreement.

                  "Final Maturity Date": December 29, 2006.

                  "Guarantee Obligation": as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counter indemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by Hanover, as the case may be, in good faith.

                  "Hanover": Hanover Compressor Company, a Delaware corporation.

                  "Hanover Convertible Notes": senior unsecured convertible notes to be offered and issued by Hanover on or before the Corporate Credit Agreement Closing Date in an aggregate principal amount not to exceed $[150,000,000], which shall be unguaranteed and the terms and conditions of which shall be in form and substance reasonably satisfactory to the Co-Lead Arrangers.

                  "HCLP": Hanover Compression Limited Partnership (formerly known as Hanover Compression Inc.), a Delaware corporation.

                  "Holdings": Hanover Compressor Company, a Delaware corporation.

                  "JPMorgan": J.P. Morgan Securities Inc.

                  "Loan Documents": as defined in the Corporate Credit
         Agreement.

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                                                                               4

                  "Mortgaged Properties": the real properties listed on Schedule 1.1B of the Guarantee, as to which the Administrative Agent for the benefit of the Lenders shall be granted a Lien pursuant to the Mortgages.

                  "Mortgages": each of the mortgages and deeds of trust made by any Guarantor in favor of, or for the benefit of, the Administrative Agent for the benefit of the Lenders, substantially in the form of Exhibit F to the Corporate Credit Agreement (with such changes thereto as shall be advisable under the law of the jurisdiction in which such mortgage or deed of trust is to be recorded), as the same may be amended, supplemented or otherwise modified from time to time.

                  "1999 Synthetic Lease": the Lease dated as of June 15, 1999 (as amended, supplemented or otherwise modified from time to time), between Hanover Equipment Trust 1999A, as lessor, and HCLP, as lessee.

                  "Net Unqualified Subsidiary Investments": Investments in Unqualified Subsidiaries (whether existing, newly formed, or acquired) made by Hanover and its Qualified Subsidiaries pursuant to the provisions of Section 11.10(e) of the Guarantee. In order to calculate the "net" amount of a particular Net Unqualified Subsidiary Investment that is to be included in the amounts in the second column of the table set forth in such Section 11.10(e), the following formula shall be used: (a) the Dollar amount of cash and Cash Equivalents plus the net book value (in Dollars) of other assets that, in each case, constitute such Net Unqualified Subsidiary Investment, less, to the extent that the result of such deduction would be zero or a positive number, (b) the net amount (in Dollars, with the value of property other than cash and Cash Equivalents being the net book value thereof) of the dividends, distributions, loan repayments and other amounts (representing a return on capital) received by Hanover and its Qualified Subsidiaries from Unqualified Subsidiaries for the time period from the Corporate Credit Agreement Closing Date through the date of which such calculation is made, provided that the amounts deducted pursuant to the foregoing clause (b) shall not include any amounts that have previously been deducted in calculating the "net" amount of any other Net Unqualified Subsidiary Investment.

                  "Non-Excluded Taxes": as defined in subsection 2.14(a).

                  "Non-U.S. Lender": as defined in Section 2.14(d) of the Credit Agreement.

                  "Other Taxes": any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, the Credit Agreement or any other Credit Document.

                  "Performance Letter of Credit": any Letter of Credit issued to support contractual obligations for supply, service or construction contracts, including, but not limited to, bid, performance, advance payment, warranty, retention, availability and defects liability obligations.

                  "Permitted Credit Support": a guarantee or other credit support provided by Hanover or any of its Qualified Subsidiaries as to the Non-Recourse Indebtedness of Unqualified Subsidiaries to the extent that (x) such guarantee or other credit support is included as "Indebtedness" of Hanover or such Qualified Subsidiary for the purposes of Section 11.2 of the Guarantee or as "Guarantee Obligations" of Hanover or such Qualified Subsidiary for the purposes of Section 11.4 of the Guarantee, and (y) the creation, incurrence and existence of such "Indebtedness" or

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                                                                               5

         "Guarantee Obligations" by Hanover or such Qualified Subsidiary is permitted by the provisions of Section 11.2 or Section 11.4 of the Guarantee, respectively.

                  "Permitted International Reorganization": a restructuring of Hanover's international operations pursuant to which (a) Hanover or one of its wholly-owned Subsidiaries may form one or more holding companies, which shall be organized under the laws of a jurisdiction outside of the United States, (b) the equity interests in existing Hanover's Unqualified Subsidiaries may be conveyed, sold or otherwise transferred to such newly-formed holding companies, and/or (c) certain existing intercompany debt of such Unqualified Subsidiaries may be converted to equity.

                  "POC Acquisition": as defined in the Corporate Credit
         Agreement.

                  "Pro Forma Balance Sheet": as defined in Section 9.1(a) of the Guarantee.

                  "Refinancing Indebtedness": any Indebtedness that exists (with respect to any amendments, modifications or supplements thereof) or that is incurred to refund, refinance, replace, exchange, renew, repay, extend, modify, amend or supplement (including pursuant to any defeasance or discharge mechanism) (collectively, "refinance", "refinances" and "refinanced" shall have a correlative meaning) any other specified Indebtedness, including any Indebtedness that refinances Refinancing Indebtedness, provided, however, that:

                  (i) if the Stated Maturity (as such term is hereinafter defined) of the Indebtedness being refinanced is earlier than the Final Maturity Date, the Refinancing Indebtedness has a Stated Maturity no earlier than the Stated Maturity of the Indebtedness being refinanced or (b) if the Stated Maturity of the Indebtedness being refinanced is later than the Final Maturity Date, the Refinancing Indebtedness has a Stated Maturity of at least 91 days later than the Final Maturity Date;

                  (ii) the Refinancing Indebtedness has an Average Life (as such term is hereinafter defined) as the time such Refinancing Indebtedness is incurred equal to or greater than the Average Life of the Indebtedness being refinanced;

                  (iii) such Refinancing Indebtedness is incurred in an aggregate principal amount (or if issued with original issue discount, an aggregate issue price) that is equal to or less than the sum of the aggregate principal amount (or if issued with original issue discount, the aggregate accreted value) then outstanding of the Indebtedness being refinanced (plus, without duplication, any additional Indebtedness incurred to pay interest or premiums required by instruments governing such existing Indebtedness and fees incurred in connection therewith);

                  (iv) if the Indebtedness being refinanced is subordinated in right of payment to any of the Obligations, such Refinancing Indebtedness is subordinated in right of payment to such Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness that is being refinanced;

                  (v) after giving effect to the incurrence of such Refinancing Indebtedness, no Default or Event of Default would exist hereunder;

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                                                                               6

                  (vi) the obligor(s) of such Refinancing Indebtedness shall be no different than the obligors of the Indebtedness being refinanced provided, that notwithstanding the foregoing, Hanover shall be permitted to become the obligor of Refinancing Indebtedness in which HCLP or any of its Subsidiaries was the prior obligor;

                  (vii) the terms and conditions of such Refinancing Indebtedness shall be no less favorable in any material respect than the terms and conditions of the Indebtedness being refinanced; and

                  (viii) the security interest(s) granted in connection with such Refinancing Indebtedness, if any, shall not cover more collateral, in any material respect, than the security interest(s), if any, granted in connection with the Indebtedness being refinanced.

         As used in this definition the term "Stated Maturity" means, with respect to any Indebtedness, the date specified in the documents or instruments evidencing such Indebtedness as the fixed date on which the payment of principal of such Indebtedness is due and payable, including pursuant to any mandatory prepayment or redemption provision, but shall not include any contingent obligations to repay, prepay, redeem or repurchase any such principal prior to the date originally scheduled for the payment thereof. As used in this definition, the term "Average Life" means, as of the date of determination, with respect to any Indebtedness, the quotient obtained by dividing (a) the sum of the products of the numbers of years from the date of determination to the dates of each successive scheduled principal payment of such Indebtedness multiplied by the amount of such payment by (b) the sum of all such payments.

                  "SEC": the Securities and Exchange Commission.

                  "Securities Litigation Settlement": that certain settlement agreement, dated as of May 12, 2003, entered into by Hanover and the other parties thereto pursuant to which certain securities class action litigation and other litigation described therein is to be settled, together with any other documents executed by Hanover and/or any of its Subsidiaries in connection therewith so long as such documents do not result in a material increase of the obligations of Hanover and its Subsidiaries under the Securities Litigation Settlement.

                  "Subsidiary Guarantor": as defined in the Corporate Credit Agreement.

                  "Title Insurance Company": as defined in Section 6.2(k) of the Corporate Credit Agreement.

                  "2003 Notes": the senior, unsecured notes to be offered and issued by Hanover on or before the Corporate Credit Agreement Closing Date in an aggregate principal amount not to exceed $275,000,000, which may be guaranteed on a subordinated basis by the Borrower and which shall be in form and substance satisfactory to the Co-Lead Arrangers, provided that any proceeds received from the issuance of the 2003 Notes in excess of $200,000,000 shall be used to prepay the 2000A Synthetic Lease and/or the 2000B Synthetic Lease.

                  "2003 Notes Subordinated Guarantee": the guarantee of HCLP of the 2003 Notes, and any Refinancing Indebtedness in respect thereof; provided, that such guarantee shall be subordinated to HCLP's obligations under the Loan Documents in form and substance satisfactory to the Co-Lead Arrangers.
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                                                                              7

                  "Unrestricted Subsidiary": (i) any Subsidiary of HCLP that exists on the Corporate Credit Agreement Closing Date and is so designated as an Unrestricted Subsidiary by HCLP in writing to the Agent, (ii) any Subsidiary of HCLP that at the time of determination shall be an Unrestricted Subsidiary (as designated by the Board of Directors of HCLP, as provided below), and (iii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any Subsidiary of HCLP (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary if all of the following conditions apply and continue to apply following such designation: (a) neither HCLP nor any of its Subsidiaries (other than another Unrestricted Subsidiary) provides credit support for Indebtedness or other obligations of such Unrestricted Subsidiary (including any undertaking, agreement or instrument evidencing such Indebtedness or obligations) except as permitted by Section 11.10 of the Guarantee and
         (b) the Investments by HCLP or the Restricted Subsidiaries in such Subsidiary made on or prior to the date of designation of such Subsidiary as an Unrestricted Subsidiary shall not violate the provisions described under Section 11.10 of the Guarantee and such Unrestricted Subsidiary is not party to any agreement, contract, arrangement or understanding at such time with HCLP or any other Subsidiary (other than another Unrestricted Subsidiary) of HCLP unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to HCLP or such other Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of HCLP or, in the event such condition is not satisfied, the value of such agreement, contract, arrangement or understanding to such Unrestricted Subsidiary shall be deemed an Investment. Any such designation by the Board of Directors shall be evidenced to the Agent by filing with the Agent a resolution of the Board of Directors of HCLP giving effect to such designation and an officer's certificate certifying that such designation complies with the foregoing conditions and any Investment by HCLP in such Unrestricted Subsidiary shall be deemed the making of an Investment on the date of designation in an amount equal to the greater of (1) the net book value of such Investment or (2) the fair market value of such Investment as determined in good faith by the Board of Directors (and evidenced by a resolution of the Board of Directors). The Board of Directors may designate any Unrestricted Subsidiary as a Subsidiary; provided (i) that, if such Unrestricted Subsidiary has any Indebtedness, immediately after giving effect to such designation, no Default or Event of Default would result, and (ii) that all Indebtedness of such Subsidiary shall be deemed to be incurred on the date such Unrestricted Subsidiary becomes a Subsidiary. Unrestricted Subsidiaries shall be deemed to be Affiliates of Hanover, HCLP and their Subsidiaries. Any Subsidiary of an Unrestricted Subsidiary shall also be deemed to be an Unrestricted Subsidiary. Any Subsidiary of Hanover that is not an Unrestricted Subsidiary shall be a "Restricted Subsidiary". As used in this definition, the term "Board of Directors" shall include any committees that the Board of Directors has authorized to deal with Unrestricted Subsidiaries.

                  "Wells Fargo Credit Agreement": the Credit Agreement, dated as of September 23, 1997 (as amended, supplemented or otherwise modified from time to time), among Hanover and Wells Fargo Bank (Texas), National Association, together with any Refinancing Indebtedness incurred in respect thereof.

                  "Wells Fargo Term Note": that certain Term Note, dated as of September 23, 1997, in the original principal amount of $5,000,000, executed by Hanover and payable to the order of Wells Fargo Bank (Texas), National Association, together with any Refinancing Indebtedness incurred in respect thereof.

         (b) Annex A of each of the Participation Agreements is hereby amended by deleting therefrom the definitions of the following defined terms and substituting in place thereof the following new definitions:

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                                                                               8

                  "Consolidated EBITDA": for any period, with respect to any Person, the sum of, without duplication, (a) Consolidated Earnings Before Interest and Taxes for such Person for such period plus (b) all amounts attributable to depreciation and amortization, determined in accordance with GAAP (to the extent such amounts have been deducted in determining Consolidated Earnings Before Interest and Taxes for such period) plus (c) all amounts classified as extraordinary charges for such period (to the extent such amounts have been deducted in determining Consolidated Earnings Before Interest and Taxes for such period) plus (d) Designated Distributions (as such term is hereinafter defined) plus (e) any non-recurring non-cash expenses or losses (including, non-cash currency charges) (to the extent such amounts have been deducted in determining Consolidated Earnings Before Interest and Taxes for such period) plus (f) any non-recurring non-cash expenses or losses attributable to the Securities Litigation Settlement (to the extent such amounts have been deducted in determining Consolidated Earnings Before Interest and Taxes for such period), and minus (a) any increase in Consolidated Earnings Before Interest and Taxes to the extent that such increase is a result of the actions underlying the charges referred to in clause (e) above subsequent to the fiscal quarter in which the relevant non-cash expenses or losses were reflected as a charge in the statement of Consolidated Earnings Before Interest and Taxes, all as determined on a consolidated basis and (b) all amounts classified as extraordinary income for such period (to the extent such amounts have been included in determining Consolidated Earnings Before Interest and Taxes for such period); provided that, if during such period such Person shall have made a Material Acquisition, Consolidated EBITDA for such period shall be calculated after giving pro forma effect to such Material Acquisition as if such Material Acquisition had occurred on the first day of such period; provided further that, the foregoing proviso shall have effect only if the Agent has been furnished with unaudited, or, if available, audited, consolidated financial statements of the acquired property for such period, such financial statements to include the balance sheet and statements of income and cash flows reflecting the historical performance of the acquired property for such period to the extent applicable. As used in this definition, "Material Acquisition" means any acquisition of property or series of related acquisitions of property that (a) constitutes assets or constitutes all or substantially all of the equity interests of a Person and (b) involves the payment of consideration of at least $15,000,000. In calculating Consolidated EBITDA, the financial performance of Joint Ventures, Unrestricted Subsidiaries and Unqualified Subsidiaries that have any Non-Recourse Indebtedness outstanding shall be disregarded except as provided in clause (d) above, with respect to "Designated Distributions", which shall mean cash dividends and cash payments with respect to intercompany Indebtedness, in each case received by Hanover or any Restricted Subsidiary from any Joint Venture or from any Unrestricted Subsidiary or Unqualified Subsidiary that has any Non-Recourse Indebtedness outstanding (to the extent such amounts have been deducted in determining Consolidated Earnings Before Interest and Taxes for such period).

                  "Consolidated Indebtedness": at a particular date, as to any Person, the sum of (without duplication) (a) all Indebtedness of such Person and its Subsidiaries determined on a consolidated basis in accordance with GAAP, excluding (i) Indebtedness in respect of Financing Leases, (ii) for purposes of Sections 11.1(b) and (c) of the Guarantee only, Non-Recourse Indebtedness and the Tranche B Balance Sheet Loans and (iii) intercompany Indebtedness payable by HCLP and/or any of its Subsidiaries to Havover, plus (b) (i) Guarantee Obligations of such Person and its Subsidiaries in respect of Indebtedness of any other Person (other than in respect of the Tranche B Balance Sheet Loans) and (ii) the Equipment Lease Tranche A Loans.

                  "Consolidated Interest Expense": for any period, with respect to any Person, the amount which, in conformity with GAAP, would be set forth opposite the caption "interest expense" or any like caption (including, without limitation, imputed interest included in Financing Lease payments) on a consolidated income statement of such Person and its Subsidiaries for such period, plus, (a) to the extent not so included, payments by such Person and its Subsidiaries under the Equipment Leases attributable to
         (i) interest payments under the Equipment Lease Tranche A Loans and Equipment Lease Tranche B Loans and (ii) the yield to the Investors in connection with the Equipment Lease Transactions and minus, (b) to the extent so included (i) interest on Non-Recourse Indebtedness (to the extent that the same would otherwise be included in Consolidated Interest Expense) and (ii) for purposes of calculating the ratio in
         Section 11.1(d) of the Guarantee only, payment in kind of interest on each of the Hanover Zero Coupon Subordinated Notes, the Cayman Note, the Note (as such term is defined in the Securities Litigation Settlement) and the TIDES or the TIDES Debentures and any Refinancing Indebtedness incurred in respect thereof.

                  "Consolidated Net Income": for any period as to any Person, the consolidated net income (or loss) of such Person and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, provided that for purposes of determining Consolidated Net Income, (a) payments under Equipment Leases attributable to (i) Equipment Lease Tranche A Loans and Equipment Lease Tranche B Loans and
         (ii) the yield to the Investors in connection with the Equipment Lease Transactions shall, in each case, be considered interest expense and
         (b) the effects of marking to market any portion of the expenses attributable to the Securities Litigation Settlement shall be disregarded.

                  "Equipment Lease Credit Agreements": (i) the Credit Agreement dated as of March 13, 2000 (as amended, supplemented or otherwise modified from time to time), among Hanover Equipment Trust 2000A, as borrower, the several lenders from time to time parties thereto, Industrial Bank of Japan, LTD., as syndication agent, The Bank of Nova Scotia, as documentation agent and The Chase Manhattan Bank, as agent,
         (ii) the Credit Agreement dated as of October 27, 2000 (as amended, supplemented or otherwise modified from time to time), among Hanover Equipment Trust 2000B, as borrower, the several lenders from time to time parties thereto, National Westminster Bank PLC, as managing agent, Citibank, N.A., Credit Suisse First Boston and The Industrial Bank of Japan, Ltd., as co-agents and The Chase Manhattan Bank, as agent, (iii) the 2001A Equipment Lease Securities, (iv) the 2001B Equipment Lease Securities, (v) the Indenture, dated as of August 30, 2001, among Hanover Equipment Trust 2001A, the guarantors party thereto and the initial purchasers named therein, (vi) the Indenture, dated as of August 30, 2001, among Hanover Equipment Trust 2001B, the guarantors party thereto and Wilmington Trust FSB, as indenture trustee and (vii) any Credit Agreement or Indenture, in connection with and dated as of the date of an Additional Participation Agreement (as amended, supplemented or otherwise modified from time to time), among a Delaware business trust, as borrower, and the several lenders from time to time parties thereto.

                  "Equipment Lease Participation Agreements": (i) the Participation Agreement dated March 13, 2000 (as amended, supplemented or otherwise modified from time to time, the "2000A Participation Agreement"), among HCLP, Hanover Equipment Trust 2000A, First Union National Bank and Scotiabanc Inc., as investors, Industrial Bank of Japan, LTD., as syndication agent, The Bank of Nova Scotia, as documentation agent, The Chase Manhattan Bank, as agent, and the lenders parties thereto, (ii) the Participation Agreement dated as of October 27, 2000 (as amended, supplemented or otherwise modified from time to time, the "2000B Participation Agreement"), among HCLP, Hanover Equipment Trust 2000B, Bank Hapoalim B.M. and FBTC Leasing Corp., as investors, The Chase Manhattan Bank, as agent, and the lenders parties thereto, (iii) the Participation Agreement dated as of August 31, 2001 (as amended, supplemented or otherwise modified from time to time, the "2001A Participation Agreement"), among HCLP, Hanover Equipment Trust 2001A, General Electric Capital Corporation as investor, The Chase Manhattan Bank, as agent, and the lenders parties thereto, (iv) the Participation Agreement dated as of August 31, 2001 (as amended, supplemented or otherwise modified from time to time, the "2001B Participation Agreement"), among HCLP, Hanover Equipment Trust 2001B, General Electric Capital Corporation as investor, The Chase Manhattan Bank, as agent, and the lenders parties thereto.

                  "Equipment Lease Tranche A Loans": the collective reference to: (a) for the 2000A Synthetic Lease and the 2000B Synthetic Lease, the loans to be made pursuant to each Equipment Lease Credit Agreement and identified as the "Tranche A Loans" in Schedule 1.1 of each of the Equipment Lease Credit Agreements, (b) for the 2001A Synthetic Lease, the Tranche A Portion of the 2001A Equipment Lease Transaction, (c) for the 2001B Synthetic Lease, the Tranche A Portion of the 2001B Equipment Lease Transaction and (d) for any Additional Lease, either (i) the loans to be made pursuant to such Equipment Lease Credit Agreement and identified as the "Tranche A Loans" in Schedule 1.1 of such Equipment Lease Credit Agreement or (ii) the "Tranche A Portion" of such Equipment Lease Transaction.

                  "Equipment Lease Tranche B Loans": the collective reference to: (a) for the 2000A Synthetic Lease and the 2000B Synthetic Lease, the loans to be made pursuant to each Equipment Lease Credit Agreement and identified as the "Tranche B Loans" in Schedule 1.1 of each of the Equipment Lease Credit Agreements, (b) for the 2001A Synthetic Lease, the Tranche B portion of the 2001A Equipment Lease Securities, (c) for the 2001B Synthetic Lease, the Tranche B portion of the 2001B Equipment Lease Securities and (d) for any Additional Lease, either (i) the loans to be made pursuant to such Equipment Lease Credit Agreement and identified as the "Tranche B Loans" in Schedule 1.1 of such Equipment Lease Credit Agreement or (ii) the "Tranche B Portion" of such Equipment Lease Transaction.

                  "Equipment Leases": (i) the Lease dated as of March 13, 2000 (as amended, supplemented or otherwise modified from time to time), between Hanover Equipment Trust 2000A, as lessor, and HCLP, as lessee (the "2000A Synthetic Lease"), (ii) the Lease dated as of October 27, 2000 (as amended, supplemented or otherwise modified from time to time), between Hanover Equipment Trust 2000B, as lessor, and HCLP, as lessee (the "2000B Synthetic Lease"), (iii) the Lease dated as of August 31, 2001 (as amended, supplemented or otherwise modified from time to time), between Hanover Equipment Trust 2001A, as lessor, and HCLP, as lessee (the "2001A Synthetic Lease"), (iv) the Lease dated as of August 31, 2001 (as amended, supplemented or otherwise modified from time to time), between Hanover Equipment Trust 2001B, as lessor, and HCLP, as lessee (the "2001B Synthetic Lease") and (v) any Lease in connection with and dated as of the date of any Additional Participation Agreement (as amended, supplemented or otherwise modified from time to time), between a Delaware business trust, as lessor, and HCLP, as lessee (the "Additional Lease").

                  "Indebtedness": of any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices) or which is evidenced by a note, bond, debenture or similar instrument, (b) all obligations of such Person under Financing Leases, (c) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (d) all liabilities secured by any Lien (other than any Lien permitted under Section 11.3 of the Guarantee) on any property owned by such Person even though it has not assumed or otherwise become liable for the payment thereof, provided that all obligations of such Person with respect to Equipment Lease Tranche A Loans shall be considered Indebtedness of such Person and (e) the aggregate drawable amount of letters of credit issued for the account of such Person provided, that solely for the purposes of Section 11.1 of the Guarantee and calculating the Pricing Grid, the definition of "Indebtedness" shall not include Performance Letters of Credit. For purposes of clarification, the obligations with respect to the Equipment Leases shall not be deemed to constitute Indebtedness under the preceding clause (d) solely by virtue of the grant by HCLP thereunder of a Lien on its interest in the Equipment subject to such Equipment Lease to secure HCLP's and the Guarantor's obligations in connection therewith.

                  "Non-Recourse Indebtedness": (i) Indebtedness of Unqualified Subsidiaries (a) as to which neither Hanover nor any of its Qualified Subsidiaries (x) provides any guarantee or credit support of any kind (including any undertaking, guarantee, indemnity, agreement or instrument that would constitute Indebtedness) other than Permitted Credit Support, or (y) other than with respect to Permitted Credit Support, is directly or indirectly liable (as guarantor or otherwise) and (b) the explicit terms of which provide that, other than with respect to Permitted Credit Support, there is no recourse against any of the assets of Hanover or its Qualified Subsidiaries (other than the Capital Stock of an Unqualified Subsidiary) or that, other than with respect to Permitted Credit Support, recourse is limited to assets which do not include the assets of Hanover or its Qualified Subsidiaries (other than the Capital Stock of an Unqualified Subsidiary) or (ii) Indebtedness of Unqualified Subsidiaries incurred solely to finance the acquisition or construction of specific property that is acquired after the Corporate Credit Agreement Closing Date; provided, that payment of such Indebtedness is expressly stated to be recourse solely to such specified property and the proceeds thereof and such Indebtedness is incurred contemporaneously with the acquisition or construction of such property.

                  "Permitted Business Acquisition": the formation of a new Qualified Subsidiary or any acquisition of all or substantially all the assets of, or 50% or more of the shares of capital stock, partnership interests, joint venture interests, limited liability company interests or other similar equity interests in, or the acquisition of any compression and/or oil and gas production equipment assets of, a Person or division or line of business of a Person (or any subsequent investment made in a Person previously acquired in a Permitted Business Acquisition), if immediately after giving effect thereto: (a) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (b) all transactions related thereto shall be consummated in accordance with applicable laws, (c) such acquired or newly formed corporation, partnership, association or other business entity shall be a Qualified Subsidiary and all actions required to be taken, if any, with respect to such acquired or newly formed Qualified Subsidiary under the Credit Documents shall have been taken, (d)(i) Hanover shall be in compliance, on a pro forma basis after giving effect to such acquisition or formation, with the covenants contained in Section 11.1 of the Guarantee computed as at the last day of the fiscal quarter most recently ended prior to delivery of the certificate required pursuant to this clause (i), and Hanover shall have delivered to the Agent an officers' certificate to such effect concurrently with the delivery of each certificate of a Responsible Officer pursuant to
         Section 10.2(b) of the Guarantee, together with all relevant financial information for such Person or assets and (ii) any acquired or newly formed Qualified Subsidiary shall not be liable for any Indebtedness or Guarantee Obligations (except for Indebtedness and Guarantee Obligations permitted by Sections 11.2 and 11.4 of the Guarantee), and
         (e) any acquired or newly formed Qualified Subsidiary (including Subsidiaries thereof) shall not have (except for Indebtedness and Guarantee Obligations permitted by Sections 11.2 and 11.4 of the Guarantee) any material liabilities (contingent or otherwise), including, without limitation, liabilities under Environmental Laws and liabilities with respect to any Plan, and HCLP shall have delivered to the Agent, concurrently with the delivery of each certificate of a Responsible Officer pursuant to Section 10.2(b) of the Guarantee, a certificate, signed by a Responsible Officer, that to the best of such officer's knowledge, no such material liabilities exist. Notwithstanding the foregoing, Investments by Unqualified Subsidiaries of Hanover in Qualified Subsidiaries of Hanover (whether existing, newly formed or acquired) shall be governed by

         Section 11.10(f) of the Guarantee. The Lenders acknowledge that (a) the equity investments and advances listed on Schedule 11.10B to the Guarantee constitute Permitted Business Acquisitions, and (b) to the extent that any such equity investments or advances listed on such
         Schedule 11.10B to the Guarantee constitute Indebtedness, the creation, incurrence, assumption or sufferance to exist of such Indebtedness is in compliance with the provisions of Section 11.2 of the Guarantee.

                  "Reportable Event": any of the events set forth in Section 4043(l) of ERISA, other than those events as to which the thirty day notice period is waived by the PBGC.

                  "Subordinated Debt": as to any Person, any unsecured Indebtedness (including, with respect to HCLP, the 2001A Lease Guarantee, the 2001B Lease Guarantee and the 2003 Notes Subordinated Guarantee, and, with respect to Hanover, the TIDES Debentures and the Hanover Zero Coupon Subordinated Notes) the terms of which provide that such Indebtedness is subordinate and junior in right of payment to the payment of all obligations and liabilities of such Person to the Administrative Agent and the Lenders hereunder; provided, that prior to an Event of Default, Hanover and any Subsidiary may make regularly scheduled interest payments in respect of such Indebtedness.

         (c) Annex A of each of the Participation Agreements is hereby amended by deleting therefrom all references to "HCC" and substituting "HCLP" in its place.

         (d) Annex A of each of the Participation Agreements is hereby amended by deleting therefrom all references to "Holdings" and substituting "Hanover" in its place.

         (e) Annex A of each of the Participation Agreements is hereby amended by deleting therefrom the definition of "Adjusted EBITDA Companies" and adding the following in its place (and all references in the Credit Documents to "Adjusted EBITDA Companies" shall be to "Adjusted EBITDAR Companies"):

                  "Adjusted EBITDAR Companies": HCLP and each of its wholly-owned Subsidiaries which (i) is organized under a jurisdiction of the United States, Canada, the United Kingdom and any other country approved by the Required Lenders and (ii) has at least 90% of its assets located in any such jurisdiction or which derives at least 90% of its revenues from such jurisdiction, in each case, at the time the applicable calculation is being made for purposes of Section 11.1 of the Guarantee.

         (f) Annex A of each of the Participation Agreements is hereby amended by deleting therefrom the definition of "Consolidated Adjusted EBIDTA" and adding the following in its place (and all references in the Credit Documents to "Consolidated Adjusted EBITDA" shall be to "Consolidated Adjusted EBITDAR"):

                  "Consolidated Adjusted EBITDAR": for any period, the sum of Consolidated EBITDAR for the Adjusted EBITDAR Companies.

         (g) Annex A of each of the Participation Agreements is hereby amended by deleting therefrom the definition of "Current Ratio" and the definition of "Consolidated Capitalization."

         (h) Annex A of each of the Participation Agreements is hereby amended by deleting therefrom the definition of "Equipment Guarantees" and substituting the following in its place (and all references in the Credit Documents to "Equipment Guarantees" shall be to "Equipment Lease Guarantees"):

                  "Equipment Lease Guarantees": (i) the Guarantee dated as of March 13, 2000 (as amended, supplemented or otherwise modified from time to time, the "2000A Lease Guarantee"), made by Hanover, HCLP and certain of their subsidiaries listed on the signature pages thereto, in favor of Hanover Equipment Trust 2000A, The Chase Manhattan Bank, as agent, and certain lenders and investors, (ii) the Guarantee dated as of October 27, 2000 (as amended, supplemented or otherwise modified from time to time, the "2000B Lease Guarantee"), made by Hanover, HCLP and certain of their subsidiaries listed on the signature pages thereto, in favor of Hanover Equipment Trust 2000B, The Chase Manhattan Bank, as agent, and certain lenders and investors, (iii) the Guarantee dated as of August 31, 2001 (as amended, supplemented or otherwise modified from time to time, the "2001A Lease Guarantee"), made by Hanover, HCLP and certain of their subsidiaries listed on the signature pages thereto, in favor of Hanover Equipment Trust 2001A, The Chase Manhattan Bank, as agent, and certain lenders and investors, (iv) the Guarantee dated as of August 31, 2001 (as amended, supplemented or otherwise modified from time to time, the "2001B Lease Guarantee"), made by Hanover, HCLP and certain of their subsidiaries listed on the signature pages thereto, in favor of Hanover Equipment Trust 2001B, The Chase Manhattan Bank, as agent, and certain lenders and investors and
         (v) any Guarantee in connection with and dated as of the date of an Additional Participation Agreement (as amended, supplemented or otherwise modified from time to time), to be made by Hanover, HCLP and certain of their subsidiaries that will be listed on the signature pages thereto, in favor of a Delaware business trust, the agent and certain Lenders and investors.

         (i) Annex A of each of the Participation Agreements is hereby amended by deleting therefrom the definition of "Holdings Subordinated Notes" and substituting the following in its place (and all references in the Credit Documents to "Holdings Subordinated Notes" shall be to "Hanover Zero Coupon Subordinated Notes"):

                  "Hanover Zero Coupon Subordinated Notes": zero coupon subordinated notes to be offered and issued by Hanover on or before the Corporate Credit Agreement Closing Date in an aggregate principal amount not to exceed $262,621,810, which shall be unguaranteed and the terms and conditions of which shall be in form and substance reasonably satisfactory to the Co-Lead Arrangers.

                  2. Amendments to Section 2 of each of the Synthetic Credit Agreements. (a) Subsection 2.12 of each of the Synthetic Credit Agreements is hereby amended by deleting such Section in its entirety and inserting the following in its place:

                  2.12 Requirements of Law. (a) In the event that any change in any Requirement of Law as in existence on the date hereof or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                           (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Note, any Letter of Credit, any Application or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for taxes covered by Section
                  2.14 and changes in the rate of tax on the overall net income of such Lender or tax imposed in lieu of net income taxes);

                           (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

                           (iii)    shall impose on such Lender any other
                  condition;

         and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or issuing or participating in Letters of Credit, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, HCLP shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify HCLP, through the Agent, by delivery of a certificate setting forth the amounts due and a description of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this Section submitted by such Lender, through the Agent, to HCLP shall be conclusive in the absence of manifest error.

                  (b) In the event that any Lender shall have determined that the adoption after the date hereof of or any change in any Requirement of Law as in existence on the date hereof regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to HCLP (with a copy to the Agent) of a written request therefor, HCLP shall pay to such Lender such additional amount or amounts as will compensate such Lender or such corporation for such reduction.

                  (c) Notwithstanding anything to the contrary in this Section, HCLP shall not be required to compensate a Lender pursuant to this Section for any amounts incurred more than nine months prior to the date that such Lender notifies HCLP of such Lender's intention to claim compensation therefor; provided that, if the circumstances giving rise to such claim have a retroactive effect, then such nine-month period shall be extended to include the period of such retroactive effect. The obligations of HCLP pursuant to this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

         (b) Subsection 2.13 of each of the Synthetic Credit Agreements is hereby amended by deleting such Section in its entirety and inserting the following in its place:

                  2.13 Indemnity. HCLP agrees to indemnify each Lender and to hold each Lender harmless from any reasonable loss or expenses which such Lender may sustain or incur as a consequence of (a) default by HCLP in payment when due of the principal amount of or interest on any Eurodollar Loan, (b) default by HCLP in making a borrowing of, conversion into or continuation of Eurodollar Loans after HCLP has given a notice requesting the same in accordance with the provisions of this Agreement, (c) default by HCLP in making any prepayment after HCLP has given a notice thereof in accordance with the provisions of this Agreement or (d) conversion of or the making of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto, including, without limitation, in each case, any such loss or expense arising from the reemployment of funds obtained by it or from fees payable to terminate the deposits from which such funds were obtained. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest that would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) that would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. A certificate as to any amounts payable pursuant to this Section submitted to HCLP by any Lender shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

         (c) Subsection 2.14 of each of the Synthetic Credit Agreements is hereby amended by deleting such Section in its entirety and inserting the following in its place:

                  2.14 Taxes. (a) All payments made by HCLP under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Agent or any Lender as a result of a present or former connection between the Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Credit Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") or Other Taxes are required to be withheld from any amounts payable to the Agent or any Lender hereunder, the amounts so payable to the Agent or such Lender shall be increased to the extent necessary to yield to the Agent or such Lender (after payment of all Non-Excluded Taxes and Other Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, provided, however, that HCLP shall not be required to increase any such amounts payable to any Lender with respect to any Non-Excluded Taxes (i) that are attributable to such Lender's failure to comply with the requirements of paragraph (d) or
         (e) of this Section or (ii) that are United States withholding taxes imposed on amounts payable to such Lender at the time such Lender becomes a party to this Agreement, except to the extent that such Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from HCLP with respect to such Non-Excluded Taxes pursuant to this paragraph.

                  (b) In addition, HCLP shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

                  (c) Whenever any Non-Excluded Taxes or Other Taxes are payable by HCLP, as promptly as possible thereafter HCLP shall send to the Agent for its own account or for the account of the relevant Lender, as the case may be, a certified copy of an original official receipt received by HCLP showing payment thereof. If HCLP fails to pay any Non-Excluded Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other required documentary evidence, HCLP shall indemnify the Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Agent or any Lender as a result of any such failure unless such failure was caused by the gross negligence or willful misconduct of the Agent or such Lender.

                  (d) Each Lender (or Transferee) that is not a "U.S. Person" as defined in Section 7701(a)(30) of the Code (a "Non-U.S. Lender") shall deliver to HCLP and the Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) two copies of either U.S. Internal Revenue Service Form W-8BEN or Form W-8ECI, or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a statement substantially in the form of Exhibit H and a Form W-8BEN, or any subsequent versions thereof or successors thereto, properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments by HCLP under this Agreement and the other Credit Documents. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify HCLP at any time it determines that it is no longer in a position to provide any previously delivered certificate to HCLP (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this paragraph, a Non-U.S. Lender shall not be required to deliver any form pursuant to this paragraph that such Non-U.S. Lender is not legally able to deliver.

                  (e) A Lender that is entitled to an exemption from or reduction of non-U.S. withholding tax under the law of the jurisdiction in which HCLP is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to HCLP (with a copy to the Agent), at the time or times prescribed by applicable law or reasonably requested by HCLP, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate, provided that such Lender is legally entitled to complete, execute and deliver such documentation and in such Lender's judgment such completion, execution or submission would not materially prejudice the legal position of such Lender.

                  (f) If the Agent or any Lender determines, in its sole discretion, that it has received a refund of any Non-Excluded Taxes or Other Taxes as to which it has been indemnified by HCLP or with respect to which HCLP has paid additional amounts pursuant to this Section 2.14, it shall pay over such refund to HCLP (but only to the extent of indemnity payments made, or additional amounts paid, by HCLP under this
         Section 2.14 with respect to the Non-Excluded Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that HCLP, upon the request of the Agent or such Lender, agrees to repay the amount paid over to HCLP (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Agent or such Lender in the event the Agent or such Lender is required to repay such refund to such Governmental Authority. This paragraph shall not be construed to require the Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to HCLP or any other Person.

                  (g) The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

         (d) Subsection 2.16 of each of the Synthetic Credit Agreements is hereby amended by adding the following Section 2.16:

                  2.16 Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of
         Section 2.12 or 2.14(a) with respect to such Lender, it will, if requested by HCLP, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event with the object of avoiding the consequences of such event; provided, that such designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending office(s) to suffer no economic, legal or regulatory disadvantage, and provided, further, that nothing in this Section shall affect or postpone any of the obligations of HCLP or the rights of any Lender pursuant to Section 2.12 or 2.14(a).

                  3. Amendments to Section 6 of each of the Synthetic Credit Agreements. (a) Subsection 6.1(m) of each of the Synthetic Credit Agreements is hereby amended by deleting such Section in its entirety and inserting the following in its place:

                  (m) (i) Any Person shall engage in any non-exempt "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien shall arise on the assets of HCLP or any Commonly Controlled Entity in favor of PBGC or a Plan, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) HCLP or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist, with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

         (b) Subsection 6.1(p) of each of the Synthetic Credit Agreements is hereby amended by inserting the word "or" at the end thereof.

         (c) Section 6.1 is further amended by adding the following new Section after Section 6.1(p) thereof:

                  (q) (i) A "change of control" (however denominated) with respect to Hanover or HCLP shall have occurred under, or for purposes of, the 2001A Equipment Lease Securities, the 2001B Equipment Lease Securities, the Hanover Convertible Notes, the 2003 Notes, the 2008 Notes (or any refinancing thereof) or the Hanover Zero Coupon Subordinated Notes; (ii) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), shall become, or obtain rights (whether by means or warrants, options or otherwise) to become, the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 35% of the outstanding common stock of Hanover; or (iii) Hanover shall cease to own and control, beneficially, 100% of each class of outstanding Capital Stock of HCLP free and clear of all Liens (except Liens created by the Guarantee and Collateral Agreement);

                  4. Amendments to Section 1 of each of the Synthetic Guarantees. (a) Section 1(b) of each Synthetic Guarantee is hereby amended by deleting therefrom the following definitions: "Consolidated EBITDA", "Consolidated Senior Indebtedness", "Equipment Lease Credit Agreements", "Equipment Lease Participation Agreements", "Equipment Leases", "New Convertible Notes", "POC Acquisition", "2008 Notes" and "Unrestricted Subsidiary". Each such term shall have, if applicable, the meaning set forth in Annex A to the relevant Participation Agreement.

                  (b) Section 1(b) of each Synthetic Guarantee is hereby amended by deleting therefrom the following definitions: "Adjusted EBITDAR Companies" and "Equipment Guarantees". All references in each Guarantee to "Adjusted EBITDAR Companies" and "Equipment Guarantees" shall be to "Adjusted EBITDAR Companies" and "Equipment Lease Guarantees", respectively, each as defined in Annex A to the relevant Participation Agreement.

                  5. Amendments to Section 9 of each of the Synthetic Guarantees. (a) Section 9.1(a) of each of the Synthetic Guarantees is hereby amended by deleting such Section in its entirety and substituting the following in its place:

                  (a) The unaudited pro forma consolidated balance sheet of Hanover and its consolidated Subsidiaries as at September 30, 2003 (the "Pro Forma Balance Sheet"), copies of which have heretofore been furnished to each Lender, has been prepared giving effect (as if such events had occurred on such date) to (i) the Loans to be made and the 2003 Notes and the Hanover Convertible Notes to be issued on the Corporate Credit Agreement Closing Date and the use of proceeds thereof, (ii) the termination of the 1999 Synthetic Lease and the Existing Credit Agreement and (iii) the payment of fees and expenses in connection with the foregoing. The Pro Forma Balance Sheet has been prepared based on the best information available to Hanover as of the date of delivery thereof, and presents fairly in all material respects on a pro forma basis the estimated financial position of Hanover and its consolidated Subsidiaries as at September 30, 2003, assuming that the events specified in the preceding sentence had actually occurred at such date.

         (b) Section 9.1(b) of each Synthetic Guarantee is hereby amended by deleting therefrom all references to "three-month period" and substituting "nine-month period" in its place.

         (c) Section 9.3 of each of the Synthetic Guarantees is hereby amended by deleting such Section in its entirety and substituting the following in its place:

                  9.3 Corporate Existence; Compliance with Law. Each Guarantor (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified or (with respect to any Guarantor other than Hanover and HCLP) in good standing would not reasonably be expected to have a Material Adverse Effect, and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

         (d) Section 9.8 of each of the Synthetic Guarantees is hereby amended by deleting such Section in its entirety and substituting the following in its place:

                  9.8 Ownership of Property; Liens; Leases of Equipment. Each of the Guarantors has good record and indefeasible title in fee simple (except for exceptions to title as will not in the aggregate materially interfere with the present or contemplated use of the property affected thereby) to, or a valid leasehold interest in, all its real property, and good title to all its other property, and none of such property is subject to any Lien except as permitted by Section
         11.3. As used herein, Equipment or Inventory leased by a Guarantor under a Financing Lease shall be deemed "owned" by such Guarantor.

         (e) Section 9.10 of each of the Synthetic Guarantees is hereby amended by deleting such Section in its entirety and substituting the following in its place:

                  9.10 Taxes. Each of the Guarantors has filed or caused to be filed all tax returns which, to the knowledge of Hanover and HCLP, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of any of the Guarantors, as the case may be); no tax Lien has been filed against the property of any Guarantor, and, to the knowledge of Hanover and HCLP, no claim is being asserted, with respect to any such tax, fee or other charge, except, in each case, for Governmental Authorities outside of the United States, Canada or the European Union, where the failure to file or cause to be filed such tax returns, the failure to pay such taxes, assessments, fees or other charges, the existence of such tax Liens, or the assertion of such claims would not reasonably be expected to result in a Material Adverse Effect.

         (f) Section 9.12 of each of the Synthetic Guarantees is hereby amended by deleting such Section in its entirety and substituting the following in its place:

                  9.12 ERISA. Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred and no Lien in favor of the PBGC or a Plan has arisen during the five-year period prior to the date on which this representation is deemed made. The present value of all accrued benefits under each Single Employer Plan maintained by HCLP, or any Commonly Controlled Entity (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by a material amount. Neither HCLP nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan, and neither HCLP nor any Commonly Controlled Entity would become subject to any material liability under ERISA if HCLP or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent. The present value (determined using actuarial and other assumptions which are reasonable in respect of the benefits provided and the employees participating) of the liability of HCLP and each Commonly Controlled Entity for post retirement benefits to be provided to their current and former employees under Plans which are welfare benefit plans (as defined in Section 3(1) of ERISA) does not, in the aggregate, exceed the assets under all such Plans allocable to such benefits by a material amount.

         (g) Section 9.14 of each of the Synthetic Guarantees is hereby amended by deleting such Section in its entirety and substituting the following in its place:

                  9.14 Subsidiaries. Immediately after giving effect to the POC Acquisition, Hanover has no Subsidiaries other than as set forth on
         Schedule 9.14. Except if a Guarantor, other than cash or Cash Equivalents, substantially all tangible assets owned by any Unqualified Subsidiary as of the date hereof are located within jurisdictions other than the United States of America or any territory thereof.

         (h) Section 9.15 of each of the Synthetic Guarantees is hereby amended by deleting such Section in its entirety and substituting the following in its place:

                  9.15 Environmental Matters. Each of the representations and warranties set forth in paragraphs (a) through (e) of this Section is true and correct with respect to each parcel of real property owned or operated by any of the Guarantors (the "Properties"), except to the extent that the facts and circumstances giving rise to any such failure to be so true and correct would not reasonably be expected to have a Material Adverse Effect:

                           (a) Except as set forth on Schedule 9.15, the Properties do not contain, and have not previously contained, in, on, or under, including, without limitation, the soil and groundwater thereunder, any Hazardous Substances in concentrations which violate Environmental Laws.

                           (b) Except as set forth on Schedule 9.15, the Properties and all operations and facilities at the Properties are in compliance with all Environmental Laws, and there is no Hazardous Substances contamination or violation of any Environmental Law which would reasonably be expected to interfere with the continued operation of any of the Properties or impair the fair saleable value of any thereof.

                           (c) Except as set forth on Schedule 9.15, none of the Guarantors has received any complaint, notice of violation, alleged violation, investigation or advisory action or of potential liability or of potential responsibility regarding environmental protection matters or environmental permit compliance with regard to the Properties which has not been resolved, nor is HCLP aware that any Governmental Authority is contemplating delivering to any Guarantor any such notice.

                           (d)      Hazardous Substances have not been
                           generated, treated, stored, disposed of, at, on or under any of the Properties in concentrations that violate Environmental Laws, nor have any Hazardous Substances been transferred to any other location, in violation of any Environmental Laws from the Properties or as a result of the sale or lease of any equipment or inventory of any Guarantor.

                           (e) There are no governmental, administrative actions or judicial proceedings pending or contemplated under any Environmental Laws to which any Guarantor is or to HCLP's knowledge will be named as a party with respect to the Properties, nor to HCLP's knowledge are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to any of the Properties.

         (i) Section 9.16 of each of the Synthetic Guarantees is hereby amended by deleting such Section in its entirety and substituting the following in its place:

                  9.16 Accuracy and Completeness of Information. The factual statements contained in the Credit Documents and each other agreement, instrument, certificate and document related thereto and any other certificates or documents furnished or to be furnished to the Agent or the Lenders by any Guarantor from time to time in connection with this Agreement (in any case excluding any of the financial statements referred to in Section 9.1(a) hereof), taken as a whole, and taking into consideration all corrections or substituted documents, do not and will not, as of the date when made, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances in which the same were made, all except as otherwise qualified herein; provided, that any financial information with respect to Hanover's or HCLP's projections furnished to the Agent and/or the Lenders were prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed by Hanover or Hanover (as the case may be) to be reasonable in all material respects at the time made.

         (j) Section 9.17 of each of the Synthetic Guarantees is hereby amended by deleting such Section in its entirety and substituting the following in its place:

                  9.17 Senior Indebtedness. The obligations of Hanover hereunder constitute "Senior Indebtedness" or "Senior Debt" under the
         (i) if applicable, terms of the Hanover Zero Coupon Subordinated Notes,
         (ii) if applicable, the documentation for the 2001A Equipment Lease Transaction and (iii) if applicable, the documentation for the 2001B Equipment Lease Transaction. The Obligations of HCLP constitute "Senior Indebtedness" or "Guarantor Senior Indebtedness" (i) if applicable, under the documentation for the 2001A Equipment Lease Transaction and
         (ii) if applicable, under the documentation for the 2001B Equipment Lease Transaction. The obligations of each Subsidiary under the Guarantees constitute "Guarantor Senior Indebtedness" under the documentation relating to the 2001A Equipment Lease Transaction (if applicable) and to the 2001B Equipment Lease Transaction (if applicable). From and after the date the 2003 Notes are issued, the obligations of HCLP under the Guarantees will constitute "Guarantor Senior Indebtedness" under the 2003 Notes Subordinated Guarantee.

         (k) Section 9.18 of each of the Synthetic Guarantees is hereby amended by deleting such Section in its entirety and substituting the following in its place:

                  9.18 Security Documents. (a) The Guarantee and Collateral Agreement is effective to create in favor of the Administrative Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. In the case of the Pledged Stock described in the Guarantee and Collateral Agreement, when stock certificates representing such Pledged Stock are delivered to the Administrative Agent, and in the case of the other Collateral described in the Guarantee and Collateral Agreement, when financing statements and other filings specified on Schedule 9.18(a) in appropriate form are filed in the offices specified on such Schedule
         9.18 (a), the Guarantee and Collateral Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Guarantors in such Collateral and the proceeds thereof, as security for the Obligations (as defined in the Guarantee and Collateral Agreement) to the extent that the aforementioned Lien on the Collateral can be perfected through the filing of UCC financing statements or through the delivery of Pledged Stock and Pledged Notes, in each case prior and superior in right to any other Person (except, in the case of Collateral other than Pledged Stock and Pledged Notes, Liens permitted by Section 11.3).

                  (b) Each of the Mortgages is effective to create in favor of the Administrative Agent, for the benefit of the Lenders, a legal, valid and enforceable Lien on the Mortgaged Properties described therein and proceeds thereof, and when the Mortgages are filed in the offices specified on Schedule 9.18(b), each such Mortgage shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Guarantors in the Mortgaged Properties and the proceeds thereof, as security for the Obligations (as defined in the relevant Mortgage), in each case prior and superior in right to any other Person (except as permitted by such Mortgage). Schedule 1.1B lists, as of the Corporate Credit Agreement Closing Date, each parcel of owned real property and each leasehold interest in real property located in the United States and held by Hanover or any of its Subsidiaries that has a value, in the reasonable opinion of HCLP, in excess of $1,000,000 provided that no Mortgage will be taken on each of
         (i) the 825 South Loop West, Houston, Texas property or (ii) the 11250 Tanner Road, Houston, Texas property, unless such property is not disposed of within one year of the Corporate Credit Agreement Closing Date.

         (l) Section 9 is further amended by adding the following new Section at the end thereof:

                  9.19 Regulation H. No Mortgage encumbers improved real property that is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968.

         (m) Section 9 is further amended by (i) substituting any reference to "December 31, 1999" with "December 31, 2001", (ii) substituting any reference to "December 31, 2000" with "December 31, 2002" and (iii) substituting any reference to "September 30, 2001" with "September 30, 2003".

                  6. Amendments to Section 10 of each of the Synthetic Guarantees. (a) Subsection 10.1 of each of the Synthetic Guarantees is hereby amended by deleting such Section in its entirety and substituting the following in its place:

                  10.1 Financial Statements. Furnish to each Lender and each of the Investors:

                           (a) as soon as available for distribution to shareholders and creditors generally, but in any event within 90 days (provided that, to the extent an extension is granted by the SEC, up to 15 additional days may be taken) after the end of each fiscal year of Hanover, a copy of the consolidated balance sheet of Hanover and its consolidated Subsidiaries and the related consolidating balance sheet schedule each as at the end of such year and the related consolidated statement of income of Hanover and consolidating schedule of income and consolidated statement of owner's equity and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year (provided, that such consolidating statements shall not include statements of owner's equity or cash flows and will not set forth in comparative form the figures for the previous year but will include a column for the consolidated balance sheet and consolidated statement of income of HCLP and its subsidiaries), the consolidated financial statements of Hanover shall be reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by PricewaterhouseCoopers or other independent certified public accountants of nationally recognized standing not unacceptable to the Required Lenders; and

                           (b) as soon as available, but in any event not later than 45 days (provided that, to the extent an extension is granted by the SEC, up to 5 additional days may be taken) after the end of each of the first three quarterly periods of each fiscal year of

                  Hanover, the unaudited consolidated balance sheet of Hanover and its consolidated Subsidiaries and the related consolidating balance sheet schedule of Hanover and its Subsidiaries, each as at the end of such quarter, and the related unaudited consolidated statements of income and cash flows of Hanover and its consolidated Subsidiaries and the related consolidating schedule of income and consolidated cash flows of Hanover and its Subsidiaries, for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the corresponding period of the previous year (provided, that such consolidating statements shall not include statements of cash flows and will not set forth in comparative form the figures for the previous year but will include a column for the consolidated balance sheet and consolidated statement of income of HCLP and its subsidiaries), certified by a Responsible Officer as being fairly stated in all material respects when considered in relation to the consolidated financial statements of Hanover and its consolidated Subsidiaries or the consolidated financial statements of HCLP and its Subsidiaries, as applicable, (subject to normal year-end audit adjustments), and setting forth in the consolidated balance sheet, statement of income or cash flows a comparative of the figures for such periods as shown on the consolidated budgets of Hanover for such year;

         all such financial statements to be complete and correct in all material respects and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

         (b) Subsection 10.2(c) of each of the Synthetic Guarantees is hereby amended by deleting such Section in its entirety and substituting the following in its place:

                  (c) not later than 45 days (provided that, to the extent an extension is granted by the SEC, up to 5 additional days may be taken) following the end of each fiscal year of Hanover, a copy of the projections by Hanover of the operating budget and cash flow budget of Hanover and its Subsidiaries for the succeeding fiscal year, such projections to be accompanied by a certificate of a Responsible Officer to the effect that such projections have been prepared on the basis of reasonable assumptions and that such Officer has no reason to believe they are incorrect or misleading in any material respect;

         (c) Subsection 10.2(e) of each of the Synthetic Guarantees is hereby amended by deleting such Section in its entirety and substituting the following in its place:

                  (e) within 45 days (provided that, to the extent an extension is granted by the SEC, up to 5 additional days may be taken) after the end of each quarter in each fiscal year of Hanover, a certificate of the principal financial officer of Hanover showing both the Applicable Margin for the next quarter and the detailed computations necessary to calculate the Applicable Margin (an "Applicable Margin Certificate") and setting forth the aggregate drawable amount of outstanding Letters of Credit issued under the Corporate Credit Agreement and the aggregate drawable amount of other letters of credit issued for the account of HCLP or its Subsidiaries, in each case as of the last day of the immediately preceding quarter; and

         (d) Subsection 10.2(f) of each of the Synthetic Guarantees is hereby amended by deleting such Section in its entirety and substituting the following in its place:

                  (f) promptly, such additional financial and other information as any Lender may from time to time reasonably request.

         (e) Subsection 10.2(g) of each of the Synthetic Guarantees is hereby amended by deleting such clause in its entirety.

         (f) Subsection 10.3 of each of the Synthetic Guarantees is hereby amended by deleting such Section in its entirety and substituting the following in its place:

                  10.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of Hanover or any Subsidiary of Hanover, as the case may be.

         (g) Subsection 10.4 of each of the Synthetic Guarantees is hereby amended by deleting such Section in its entirety and substituting the following in its place:

                  10.4 Conduct of Business and Maintenance of Existence. Continue to engage in business of the same general type as now conducted by it and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all material rights, privileges and franchises necessary or desirable in the normal conduct of its business except as otherwise permitted pursuant to Section 11.5; comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

         (h) Subsection 10.5 of each of the Synthetic Guarantees is hereby amended by deleting such Section in its entirety and substituting the following in its place:

                  10.5 Maintenance of Property; Insurance. (a) Keep and maintain all property material to the conduct of its business in accordance with prudent industry practice in all material respects, ordinary wear and tear excepted, and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.

         (i) Subsection 10.7 of each of the Synthetic Guarantees is hereby amended by deleting such Section in its entirety and substituting the following in its place:

                  10.7 Notices. Promptly give notice to the Investors, Agent and each Lender of:

                  (a) the occurrence of any Default or Event of Default of which any Responsible Officer of Hanover or HCLP has actual knowledge;

                  (b) any (i) default or event of default by Hanover or any of its Subsidiaries under or with respect to any of their respective Contractual Obligations in any respect which, if not cured, would reasonably be expected to have a Material Adverse Effect, or to Hanover's knowledge any default or event of default by any third party under or with respect to any Contractual Obligation of said third party with Hanover or any of its Subsidiaries in a respect which, if not cured, would reasonably be expected to have a Material Adverse Effect
         (ii) litigation, investigation or proceeding of which Hanover has actual knowledge which may exist at any time between Hanover or any Subsidiary of Hanover and any Governmental Authority, which in either case, would reasonably be expected to have a Material Adverse Effect;

                  (c) any litigation or proceeding affecting Hanover or any Subsidiary of Hanover of which Hanover has actual knowledge in which the amount involved is $5,000,000 or more and not covered by insurance or in which injunctive or similar relief is sought and which, in each case, if adversely determined would reasonably be expected to have a Material Adverse Effect;

                  (d) the following events, as soon as possible and in any event within 30 days after Hanover or any of its Subsidiaries has actual knowledge thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PGBC or a Plan, or any withdrawal from, or the termination, Reorganization or Insolvency of any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC, Hanover, HCLP or any Commonly Controlled Entity with respect to the withdrawal from, or the termination, Reorganization or Insolvency of any Plan (other than pursuant to Section 4041(b) of ERISA); and

                  (e) a development or event which has had or would reasonably be expected to have a Material Adverse Effect.

         Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action Hanover proposes to take with respect thereto.

         (j) Subsection 10.8 of each of the Synthetic Guarantees is hereby amended by deleting such Section in its entirety and substituting the following in its place:

                  10.8 Environmental Laws. Comply in all material respects with, and undertake all reasonable efforts to ensure material compliance by all tenants and subtenants, if any, with, all Environmental Laws and obtain and comply in all material respects with and maintain, and undertake all reasonable efforts to ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, registrations or permits required by Environmental Laws, and upon discovery of any material non-compliance, undertake all reasonable efforts to attain full material compliance;

                           (a) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities respecting Environmental Laws, except, in each case, to the extent that the failure to so conduct, complete or take such actions, or to comply with such orders and directives, would not in the aggregate reasonably be expected to have a Material Adverse Effect;

                           (b) Defend, indemnify and hold harmless the Agent and the Lenders, and their respective employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of or noncompliance with any Environmental Laws applicable to the real property owned or operated by Hanover or any Subsidiary of Hanover, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney's and consultant's fees, investigation and laboratory fees, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor; and

                           (c) Maintain a program to identify and promote substantial compliance with and to minimize prudently any material liabilities or material potential liabilities under any Environmental Law that may affect Hanover or any of its Qualified Subsidiaries.

         (k) Subsection 10.10 of each of the Synthetic Guarantees is hereby amended by deleting such Section in its entirety and substituting the following in its place:

                  10.10 Additional Collateral, etc. (a) With respect to any new Subsidiary (other than an Excluded Unqualified Subsidiary) created or acquired after the Corporate Credit Agreement Closing Date by Hanover or any of its Qualified Subsidiaries (which, for the purposes of this paragraph (b), shall include any existing Subsidiary that ceases to be an Excluded Unqualified Subsidiary), promptly (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in the Capital Stock of such new Subsidiary that is owned by Hanover or any of its Subsidiaries, (ii) if requested by the Administrative Agent or the Required Lenders, deliver to the Administrative Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of Hanover or the relevant Subsidiary, and (iii) cause such new Subsidiary (A) to become a party to the Guarantee and Collateral Agreement and (B) to take such actions necessary or advisable to grant to the Administrative Agent for the benefit of the Lenders a perfected first priority security interest in the Collateral described in the Guarantee and Collateral Agreement with respect to such new Subsidiary, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement or by law or as may be requested by the Administrative Agent. The parties hereto acknowledge that the Guarantee and Collateral Agreement provides that each such Subsidiary shall be required to pledge its assets as provided therein but shall not be required to guarantee payment of obligations pursuant thereto unless (i) such Subsidiary guarantees payment of all or any portion of the Guaranteed Obligations, as defined in the 2001A Participation Agreement and the 2001B Participation Agreement, or (ii) such Subsidiary is requested to become a guarantor by the Administrative Agent or the Required Lenders.

                           (b) With respect to any new Excluded Unqualified Subsidiary created or acquired after the Corporate Credit Agreement Closing Date by Hanover or any Subsidiary, promptly (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in the Capital Stock of such new Subsidiary that is owned by Hanover or any Subsidiary that is not an Excluded Unqualified Subsidiary (provided that in no event shall (a) more than 66% of the total outstanding voting Capital Stock of any such new Subsidiary be required to be so pledged and (b) the Capital Stock of Subsidiaries not directly owned by Hanover, HCLP or any Qualified Subsidiary be required to be pledged), and (ii) if requested by the Administrative Agent or the Required Lenders, deliver to the Administrative Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of Hanover or the relevant Subsidiary, and take such other action as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the Administrative Agent's security interest therein.

                           (c) With respect to any fee interest in any real property located in the United States having a book value (together with improvements thereof) of at least $1,000,000 acquired after the Corporate Credit Agreement Closing Date by Hanover or any Subsidiary (other than (x) any such real property subject to a Lien expressly permitted by Section 8.3(p) and (y) real property acquired by any Excluded Unqualified Subsidiary), promptly (i) execute and deliver a first priority Mortgage, in favor of the Administrative Agent, for the benefit of the Lenders, covering such real property, (ii) if requested by the Administrative Agent, provide the Lenders with (x) title and extended coverage insurance covering such real property in an amount at least equal to the purchase price of such real property (or such other amount as shall be reasonably specified by the Administrative Agent) as well as a current ALTA survey thereof, together with a surveyor's certificate and (y) any consents or estoppels reasonably deemed necessary or advisable by the Administrative Agent in connection with such Mortgage, each of the foregoing in form and substance reasonably satisfactory to the Administrative Agent and (iii) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

                  7. Amendments to Section 11 of each of the Synthetic Guarantees. (a) Subsection 11.1 of each of the Synthetic Guarantees is hereby amended by deleting such Section in its entirety and adding the following in its place:

                  11.1 Financial Condition Covenants. (a) Minimum Consolidated Tangible Net Worth. Permit Consolidated Tangible Net Worth of HCLP to be less than $[_________]. [NOTE: such amount to equal 80% of the Tangible Net Worth at closing].

                  (b) Consolidated Senior Indebtedness to Consolidated Adjusted EBITDAR. Permit the ratio of Consolidated Senior Indebtedness of HCLP to Consolidated Adjusted EBITDAR of HCLP for the four consecutive fiscal quarters of HCLP most recently ended to be greater than 3.75 to 1.0.

                  (c) Consolidated Indebtedness to Consolidated EBITDAR. Permit the ratio of Consolidated Indebtedness of HCLP to Consolidated EBITDAR of HCLP for the four consecutive fiscal quarters of HCLP ending with any fiscal quarter set forth below (the "Consolidated Leverage Ratio") to be greater than the ratio set forth below opposite such fiscal quarter:

            Fiscal Quarter Ending                                      Ratio
-------------------------------------------------------------------------------
September 30, 2003 through September 30, 2005                       4.25 to 1.0
-------------------------------------------------------------------------------
December 31, 2005 through March 31, 2006                            4.00 to 1.0
-------------------------------------------------------------------------------
June 30, 2006 and thereafter                                        3.75 to 1.0

                  (d) Interest Coverage Ratio. Permit the ratio of Consolidated EBITDAR of Hanover to Consolidated Interest Expense of Hanover for the period of four consecutive fiscal quarters of Hanover most recently ended to be less than 2.25 to 1.0.

         (b) Subsection 11.2 of each of the Synthetic Guarantees is hereby amended by deleting such Section in its entirety and adding the following in its place:

                  11.2 Limitation on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

                           (a) Indebtedness in respect of the Loans, and other obligations of the Credit Parties under the Corporate Credit Agreement and the other Loan Documents;

                           (b) Indebtedness of Hanover or HCLP to any of its Subsidiaries and of any such Subsidiary which is a Credit Party to HCLP or any other Subsidiary of HCLP;

                           (c) Indebtedness outstanding as of the Corporate Credit Agreement Closing Date and listed on Schedule 11.2(c) and any Refinancing Indebtedness incurred in respect thereof;

                           (d) Indebtedness in respect of Financing Leases; provided that, after giving effect thereto, Section 11.7 is not contravened;

                           (e) Indebtedness in respect of Subordinated Debt, the terms and conditions of which have been approved in writing by the Agents and any Refinancing Indebtedness incurred in respect thereof;

                           (f) Non-Recourse Indebtedness of Unqualified Subsidiaries in an aggregate amount not to exceed $50,000,000 at any time, less the Dollar amount of any Permitted Credit Support that is included in the calculation of any other exception to this Section 11.2 or, with respect to any Permitted Credit Support constituting a Guarantee Obligation, in the calculation of any of the exceptions to Section 11.4;

                           (g) Indebtedness of a Person which becomes a Subsidiary after the date hereof in an aggregate principal amount not exceeding as to Hanover and its Subsidiaries $20,000,000 at any time outstanding, provided that (i) such indebtedness existed at the time such Person became a Subsidiary and was not created in anticipation thereof and
                  (ii) immediately after giving effect to the acquisition of such Person by Hanover or any of its Subsidiaries no Default or Event of Default shall have occurred and be continuing;

                           (h) Indebtedness in respect of Equipment Lease Tranche A Loans and any Refinancing Indebtedness incurred in respect thereof;

                           (i) Indebtedness in respect of the 2008 Notes and any Refinancing Indebtedness incurred in respect thereof;

                           (j) Indebtedness of Hanover evidenced by the Hanover Zero Coupon Subordinated Notes and any Refinancing Indebtedness incurred in respect thereof;

                           (k) Indebtedness of Hanover in respect of the 2003 Notes in an aggregate principal amount not to exceed $275,000,000 (provided that any proceeds received from the issuance of the 2003 Notes in excess of $200,000,000 shall be used to prepay the 2000A Synthetic Lease and/or the 2000B Synthetic Lease) and any Refinancing Indebtedness incurred in respect thereof;

                           (l)      Guarantee Obligations permitted by Section
                  11.4;

                           (m) Indebtedness of Hanover evidenced by the Hanover Convertible Notes in an aggregate principal amount not to exceed $[150,000,000] and any Refinancing Indebtedness incurred in respect thereof;

                           (n) Indebtedness of Hanover or HCLP in an aggregate principal amount not to exceed the amount required to repurchase the Equipment subject to an Equipment Lease (described in clause (i), (ii) or (iii) of the definition thereof) pursuant to the purchase option set forth in Section 20 of such Equipment Lease, provided that the proceeds of such Indebtedness are used solely to purchase such Equipment pursuant to such purchase option (the "Equipment Lease Refinancing");

                           (o)      Investments permitted to be made pursuant to
                  Section 11.10 in the form of Indebtedness;

                           (p) to the extent constituting Indebtedness, obligations under Derivatives permitted under Section 11.9;

                           (q)      Indebtedness secured by Liens permitted by
                  Section 11.3(s) in an aggregate principal amount not to exceed $25,000,000 at any one time outstanding;

                           (r) Indebtedness assumed by HCLP or any of its Subsidiaries pursuant to the Permitted International Reorganization and any Refinancing Indebtedness incurred in respect thereof; and

                           (s) unsecured Indebtedness not otherwise permitted by clauses (a)-(r) above not exceeding $40,000,000 in the aggregate at any time outstanding.

         (c) Subsection 11.3 of each of the Synthetic Guarantees is hereby amended by deleting such Section in its entirety and adding the following in its place:

                  11.3 Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

                  (a) Liens for taxes, assessments, governmental charges or levies (but excluding judgment Liens) not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of Hanover or any Subsidiary of Hanover, as the case may be, in conformity with GAAP;

                  (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's, landlord's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings;

                  (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self insurance arrangements;

                  (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                  (e) immaterial irregularities in title, easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of Hanover or any of its Subsidiaries;

                  (f) leases or subleases granted to third Persons not interfering in any material respect with the business of Hanover or any of its Subsidiaries;

                  (g) Liens arising from UCC financing statements regarding leases permitted by this Agreement, the other Equipment Leases or the Corporate Credit Agreement;

                  (h) any interest or title of a lessor or sublessor under any lease permitted by this Agreement, the other Equipment Leases or the Corporate Credit Agreement;

                  (i) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of custom duties in connection with the importation of goods so long as such Liens attach only to the imported goods;

                  (j) Liens arising out of consignment or similar arrangements for the sale of goods entered into by Hanover or any of its Subsidiaries in the ordinary course of business;

                  (k) Liens created pursuant to Financing Leases permitted pursuant to Section 11.2(d);

                  (l) Liens in existence on the Corporate Credit Agreement Closing Date listed on Schedule 11.3(l), securing Indebtedness permitted by Section 11.2(c) including any Refinancing Indebtedness incurred in respect thereof, provided that no such Lien is spread to cover any additional property after the Corporate Credit Agreement Closing Date;

                  (m) Liens on (i) natural gas compressors and related equipment, and usual accessories and improvements and proceeds thereof, and (ii) oil and gas production equipment, in each case, the acquisition of which were financed with the proceeds of the Indebtedness permitted by Section 11.2(d) and which secures only such Indebtedness, provided that any such Lien is placed upon such natural gas compressor or related equipment or such oil and gas production equipment at the time of the acquisition of such natural gas compressors or related equipment or such oil and gas production equipment by Hanover or any of its Subsidiaries and the Lien extends to no other property, and provided, further, that no such Lien is spread to cover any additional property after the date such Lien attaches and that the amount of Indebtedness secured thereby is not increased;

                  (n) Liens on the assets of Unqualified Subsidiaries of Hanover securing Indebtedness of such Unqualified Subsidiaries permitted under Section 11.2(f);

                  (o) Liens securing Derivatives entered into by Hanover and its Subsidiaries with a lender under this Agreement or the Equipment Lease Transactions and which are permitted under Section 11.9;

                  (p) Liens on the property or assets of a Person which becomes a Subsidiary after the date hereof securing Indebtedness permitted by Section 11.2(g), provided that (i) such Liens existed at the time such Person became a Subsidiary and were not created in anticipation thereof, (ii) any such Lien is not spread to cover any property or assets of such Person after the time such

         Person becomes a Subsidiary, and (iii) the amount of Indebtedness secured thereby is not increased;

                  (q) Liens that arise in connection with the Equipment Lease Transactions;

                  (r)      Liens created pursuant to the Security Documents;

                  (s) Liens securing Indebtedness of HCLP or any other Subsidiary incurred pursuant to Section 11.2(r) to finance the acquisition of fixed or capital assets, provided that (i) such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (iii) the amount of Indebtedness secured thereby is not increased;

                  (t) Liens not otherwise permitted in clauses (a)-(s) above securing Indebtedness not exceeding $2,500,000 in the aggregate;

                  (u) judgment Liens against Hanover or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of less than $5,000,000 in the aggregate; and

                  (v) Liens on the property or assets of POC securing Indebtedness permitted by Section 11.2; provided that (i) such Liens existed at the time POC became a Subsidiary and were not created in anticipation thereof, (ii) any such Lien is not spread to cover any property or assets of POC after the time POC becomes a Subsidiary, and
         (iii) the amount of Indebtedness, Guarantee Obligations and other obligations secured thereby is not increased.

         (d) Subsection 11.4 of each of the Synthetic Guarantees is hereby amended by deleting such Section in its entirety and adding the following in its place:

                  11.4 Limitation on Guarantee Obligations. Create, incur, assume or suffer to exist any Guarantee Obligations except:

                  (a) the Guarantees (as defined in the Corporate Credit Agreement) and the Equipment Lease Guarantees, and any Refinancing Indebtedness incurred in respect thereof;

                  (b) up to $5,000,000 in the aggregate of Guarantee Obligations of HCLP or any of its Subsidiaries in connection with indebtedness incurred by customers of HCLP or any of its Subsidiaries; provided, that the proceeds of any such indebtedness shall be used by such customers to purchase natural gas compressors or oil and gas production equipment from HCLP or any of its Subsidiaries;

                  (c) Guarantee Obligations (in respect of obligations not constituting Indebtedness) arising under agreements entered into by HCLP or any of its Subsidiaries in the ordinary course of business;

                  (d) guarantees in respect of Indebtedness (other than Subordinated Debt and the 2003 Notes) permitted under this Agreement;

                  (e) Guarantee Obligations of Hanover and any of its Subsidiaries arising pursuant to the Equipment Lease Transactions, and any Refinancing Indebtedness incurred in respect thereof;

                  (f) the Guarantor Obligations of HCLP in the nature of a guarantee or indemnification for, in each case, performance obligations (and not Indebtedness) as contemplated by the HMS Transactions;

                  (g) the Subordinated Guarantee Obligations of Hanover arising under the TIDES Guarantees, and any Refinancing Indebtedness incurred in respect thereof;

                  (h)      the 2003 Notes Subordinated Guarantee; and

                  (i) Guarantee Obligations of Hanover and any of its Subsidiaries arising pursuant to the Equipment Lease Refinancing, and any Refinancing Indebtedness incurred in respect thereof.

                  Notwithstanding the foregoing, Subsidiaries of Hanover may not provide Guarantee Obligations in respect of the 2008 Notes (or any permitted refinancing thereof), the Hanover Convertible Notes, the Hanover Zero Coupon Subordinated Notes or other indebtedness issued by Hanover (other than the 2003 Notes and any Refinancing Indebtedness incurred in respect thereof, the guarantees of which shall be subordinated to the Obligations).

         (e) Subsection 11.5 of each of the Synthetic Guarantees is hereby amended by (i) deleting clauses (f) and (g) thereof in their entirety and (ii) adding the following after clause (e) thereof:

                  (f) the TIDES Trust may wind up or dissolve itself (or suffer a liquidation or dissolution), or convey, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, as contemplated by the TIDES Declaration of Trust;

                  (g) any of the HMS Entities may wind up, dissolve (or suffer a liquidation or dissolution), or convey, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets;

                  (h) any merger, consolidation, amalgamation, liquidation, winding up, dissolution, conveyance, sale, lease, assignment, transfer, disposition or material change undertaken pursuant to the Permitted International Reorganization;

                  (i) any Qualified or Unqualified Subsidiary that sells, leases, assigns, transfers or otherwise disposes of substantially all of its assets in accordance with the provisions of clauses (c) or (d) above may then dissolve, liquidate or be wound up; and

                  (j) any merger, consolidation, amalgamation, liquidation, winding up, dissolution, conveyance, sale, lease, assignment, transfer, disposition or material change that is undertaken in a series of steps and that, after giving effect to all such steps, would be permitted under one or more of clauses (a) through (j) above.

         (f) Subsection 11.6 of each of the Synthetic Guarantees is hereby amended by deleting such Section in its entirety and adding the following in its place:

                  11.6 Limitation on Sale or Lease of Assets. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, except:

                           (a) sales, transfers or other Dispositions of personal property in the ordinary course of business when, in the reasonable judgment of Hanover, such property is no longer used or useful in the conduct of its business or the business of its Subsidiaries, provided that the aggregate value of obsolete or worn out natural gas compressors and oil and gas production equipment disposed of in the ordinary course of business does not exceed $40,000,000 during any fiscal year of Hanover;

                           (b) the sale of inventory and other similar assets in the ordinary course of business, provided that if such inventory is comprised of natural gas compressors or oil and gas production equipment, such natural gas compressors or oil and gas production equipment were never part of the natural gas compressors or oil and gas production equipment leased or held for lease by HCLP or any of its Subsidiaries;

                           (c) the lease or sublease by HCLP or any of its Subsidiaries as lessor of equipment in the ordinary course of business under operating leases (which do not constitute Financing Leases);

                           (d) the sale or discount without recourse of defaulted accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof;

                           (e)      as permitted by Section 11.5 and Section
                  11.10;

                           (f) the sale of natural gas compressors and oil and gas production equipment, other than disposals and sales covered by clauses (a) and (b) above, provided that the fair market value of natural gas compressors and oil and gas production equipment sold during the term of this Agreement does not exceed ten percent of the aggregate fair market value of all natural gas compressors and oil and gas production equipment owned by HCLP and its Qualified Subsidiaries; provided further that if the proceeds are reinvested in natural gas compressors or oil and gas production equipment to be owned by HCLP or its Qualified Subsidiaries within nine months after the sale of the assets which produced such proceeds, such proceeds shall not be included for purposes of this covenant;

                           (g)      the sale or exchange of natural gas
                  compressors to the Lessor in connection with the Equipment Lease Transactions; and provided (i) that each such sale or exchange is for fair market value and (ii) the aggregate fair market value of natural gas compressors so sold or exchanged after the Corporate Credit Agreement Closing Date does not exceed $65,000,000 per fiscal year;

                           (h)      the lease of assets as listed on Schedule
                  11.6(h);

                           (i) asset sales made on or after the Corporate Credit Agreement Closing Date consisting of sales of assets described on Schedule 11.6(i) hereto for fair market value;

                           (j) pursuant to the Permitted International Reorganization; and

                           (k) the Disposition of other property having a fair market value not to exceed $5,000,000 in the aggregate for any fiscal year of HCLP.

         (g) Subsection 11.8 of each of the Synthetic Guarantees is hereby amended by deleting such Section in its entirety and adding the following in its place:

                  11.8 Limitation on Dividends. Declare or pay any dividend (other than dividends payable solely in common stock of such Person or in options, warrants or rights to purchase such common stock) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of such Person or any warrants or options to purchase any such Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Hanover or any Subsidiary of Hanover (collectively, "Restricted Payments"), except that if no Default or Event of Default exists or would reasonably be expected to be caused thereby (i) Subsidiaries of Hanover may declare and pay dividends to Hanover (to the extent necessary to pay interest on, or redeem, the TIDES Debentures and any Refinancing Indebtedness incurred in respect thereof or to cover operating expenses of Hanover) and other shareholders of such Subsidiaries and the TIDES Trust may redeem the TIDES as contemplated by the TIDES Declaration of Trust and any Refinancing Indebtedness incurred in respect thereof, (ii) Hanover may repurchase or redeem shares of Hanover common stock from its employees and former employees so long as the aggregate amount of all such repurchases since the Corporate Credit Agreement Closing Date does not exceed $7,500,000, (iii) Subsidiaries of Hanover may declare and pay dividends, or make distributions, to Hanover to the extent necessary to allow Hanover to pay scheduled interest on the 2008 Notes and any Refinancing Indebtedness incurred in respect thereof, (iv) Subsidiaries of Hanover may declare and pay dividends, or make distributions, to Hanover to the extent necessary to allow Hanover to pay interest when due on the Hanover Convertible Notes and any Refinancing Indebtedness incurred in respect thereof, (v) Subsidiaries of Hanover may declare and pay dividends, or make distributions, to Hanover to the extent necessary to allow Hanover to pay interest when due on the 2003 Notes and any Refinancing Indebtedness incurred in respect thereof, and (vi) any Subsidiary may make Restricted Payments to HCLP.

         (h) Subsection 11.9 of each of the Synthetic Guarantees is hereby amended by deleting such Section in its entirety and adding the following in its place:

                  11.9 Limitation on Derivatives. Enter into or assume any obligations with respect to any Derivatives except for (i) Derivatives used by Hanover or any of its Subsidiaries in managing the interest rate risk exposure, commodity risk exposure or foreign currency risk exposure of Hanover and its Subsidiaries; provided, that the aggregate amounts of the Derivatives permitted by this clause (i) shall not exceed the aggregate amount of Indebtedness outstanding under this Agreement and the Equipment Lease Transactions and (ii) existing Derivatives of POC (so long as such Derivatives exist at the time POC became a Subsidiary and were not created in anticipation thereof); provided, further, that Derivatives entered into pursuant to clause (i) or (ii) above must be entered into for non-speculative purposes. For the purposes of clause (i), (x) in the case of Derivatives for managing interest rate risk or foreign exchange risk, the "amount" thereof shall be the aggregate notional amounts, and (y) in the case of Derivatives for managing commodity risk exposure, the "amount" thereof shall be the aggregate net amounts (including any net termination payments) required to be paid to counterparties thereunder.

         (i) Subsection 11.10 of each of the Synthetic Guarantees is hereby amended by deleting such Section in its entirety and adding the following in its place:

                  11.10 Limitation on Investments, Loans and Advances. Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, sell or contribute personal property or other assets to, or make any other investment in (all of the foregoing being herein collectively referred to as "Investments"), any Person, except:

                           (a) extensions of trade credit in the ordinary course of business;

                           (b)      Investments in Cash Equivalents;

                           (c) loans and advances to employees of such Person or its Subsidiaries for travel, entertainment and relocation expenses in the ordinary course of business in an aggregate amount for Hanover and its Subsidiaries not to exceed $1,000,000 at any one time outstanding;

                           (d) Investments by Hanover in its Subsidiaries which are or become Credit Parties and investments by such Subsidiaries which are or become Credit Parties in other Subsidiaries of Hanover which are or become Credit Parties;

                           (e) Net Unqualified Subsidiary Investments not to exceed, in the aggregate, for each time period specified in the table set forth below, the cumulative amount specified in such table, provided that (i) at the time of each such Net Unqualified Subsidiary Investment, no Default or Event of Default shall have occurred and be continuing or result from such Net Unqualified Subsidiary Investment, (ii) all transactions related to such Net Unqualified Subsidiary Investment shall be consummated in accordance with applicable law, (iii) with respect to any acquired or newly formed Unqualified Subsidiary relating to such Net Unqualified Subsidiary Investment, such acquired or newly formed Unqualified Subsidiary shall take all actions required to be taken, if any, with respect to such acquired or newly formed Unqualified Subsidiary under the Credit Documents, (iv) Hanover shall be in compliance, on a pro forma basis after giving effect to such Net Unqualified Subsidiary Investment, with the covenants contained in Section 11.1 computed as at the last day of the fiscal quarter most recently ended prior to the delivery of the certificate required pursuant to this clause (iv), and Hanover shall have delivered to the Agent an officer's certificate to such effect concurrently with the delivery of each certificate of a Responsible Officer pursuant to Section 10.2(b) hereof, together with all relevant financial information with respect to such Net Unqualified Subsidiary Investment, and (v) after giving effect to the consummation of the transactions contemplated by such Net Unqualified Subsidiary Investment, the Loans to be made and the Letters of Credit to be issued under the Corporate Credit Agreement, the sum of (A) the cash and Cash Equivalents (to the extent such cash and Cash Equivalents are free of any Liens other than customary bankers' liens, the Liens created pursuant to the Security Documents and other Liens that are expressly permitted to exist pursuant to the provisions of the Security Documents) then held by Hanover and its Qualified Subsidiaries and (B) the Available Commitments (as defined in the Corporate Credit Agreement) of all the Lenders under the Corporate Credit Agreement equals at least $60,000,000. In the table set forth below, the column headed "Aggregate Dollar amount of cash and net book value of other assets" refers to the aggregate U.S. Dollar amount of cash and Cash Equivalents and (in the case of property and assets other than cash and Cash Equivalents) the net book value of such property and other assets that, in each case, are transferred, contributed, sold or otherwise conveyed by Hanover and its Qualified Subsidiaries to such Unqualified Subsidiaries of Hanover as Net Unqualified Subsidiary Investments during each time period as indicated. For the avoidance of doubt, (I) the amounts specified in the second column of the table set forth below are "cumulative" amounts (by way of example, for the table below, during the time period beginning on the Corporate Credit Agreement Closing Date and ending on December 31, 2003, Net Unqualified Subsidiary Investments of up to $25,000,000 may be made, and, during the time period beginning on the Corporate Credit Agreement Closing Date and ending on the Final Maturity Date, Unqualified Subsidiary Investments of up to $200,000,000 may be made), and (II) the Investments listed in Schedule 11.10A shall not be included in the amounts in the second column of the table set forth below:

                                                 Aggregate Dollar amount of cash and net book value of
Time Period                                      other assets
------------------------------------------------------------------------------------------------------
Corporate Credit Agreement Closing Date                                     $ 25,000,000
through Dec. 31, 2003
------------------------------------------------------------------------------------------------------
Corporate Credit Agreement Closing Date                                     $ 75,000,000
through Dec. 31, 2004
------------------------------------------------------------------------------------------------------
Corporate Credit Agreement Closing date                                     $150,000,000
through Dec. 31, 2005
------------------------------------------------------------------------------------------------------
Corporate Credit Agreement Closing Date                                     $200,000,000
through the Final Maturity Date

                           (f) Investments by Unqualified Subsidiaries of Hanover in other Unqualified Subsidiaries of Hanover (whether existing, newly formed or acquired) or in Qualified Subsidiaries (whether existing, newly formed or acquired) of Hanover provided that (i) at the time of each such Investment, no Default or Event of Default shall have occurred and be continuing or result from such Investment, (ii) all transactions related to such Investment shall be consummated in accordance with applicable law, (iii) any such acquired or newly formed Subsidiary shall take all actions required to be taken, if any, with respect to such acquired or newly formed Subsidiary under the Credit Documents, and (iv) Hanover shall be in compliance, on a pro forma basis after giving effect to such Investment, with the covenants contained in Section 11.1 computed as at the last day of the fiscal quarter most recently ended prior to the delivery of the certificate required pursuant to this clause (iv), and Hanover shall have delivered to the Agent an officer's certificate to such effect concurrently with the delivery of each certificate of a Responsible Officer pursuant to Section 10.2(b) hereof, together with all relevant financial information with respect to such Investment;

                           (g) Investments constituting Permitted Business Acquisitions so long as, (a) after giving effect to the consummation of the transactions contemplated by each Permitted Business Acquisition, the Loans to be made and the Letters of Credit to be issued under the Corporate Credit Agreement, the sum of (i) the cash and Cash Equivalents (to the extent such cash and Cash Equivalents are free of any Liens other than customary bankers' liens, the Liens created pursuant to the Security Documents and other Liens that are expressly permitted to exist pursuant to the provisions of the Security Documents) then held by Hanover and its Qualified Subsidiaries and (ii) the Available Commitments (as defined in the Corporate Credit Agreement) of all the Lenders under the Corporate Credit Agreement at such time equals at least $60,000,000 and (b) the aggregate amount of Investments constituting Permitted Business Acquisitions for any fiscal year shall not exceed $25,000,000 in the aggregate;

                           (h) Investments or acquisitions by Hanover or its Subsidiaries in (i) up to 50% of the shares of capital stock, partnership interests, joint venture interests, limited liability company interests or other similar equity interests in, a Person (other than a Subsidiary), or (ii) loans or advances to a Person (other than a Subsidiary), provided that

                  (a) after giving effect to the consummation of the transactions contemplated by each such Investment or acquisition, the Loans to be made and the Letters of Credit to be issued under the Corporate Credit Agreement, the sum of (x) the cash and Cash Equivalents (to the extent such cash and Cash Equivalents are free of any Liens other than customary bankers' liens, the Liens created pursuant to the Security Documents and other Liens that are expressly permitted to exist pursuant to the provisions of the Security Documents) then held by Hanover and its Qualified Subsidiaries and (y) the Available Commitments (as defined in the Corporate Credit Agreement) of all the Lenders under the Corporate Credit Agreement at such time equals at least $60,000,000 and (b) the aggregate amount of all such loans, advances, investments or acquisitions does not exceed $25,000,000 in any fiscal year;

                           (i) Loans to employees, officers and directors of Hanover and its Subsidiaries to acquire shares of capital stock of Hanover not to exceed $8,000,000;

                           (j) the purchase by the TIDES Trust of the TIDES Debentures, as contemplated under the TIDES Declaration of Trust;

                           (k) (i) Investments in POC's Joint Ventures existing on the date of consummation of the POC Acquisition and (ii) Investments in POC's Joint Ventures pursuant to commitments existing at the time of the POC Acquisition in an aggregate amount not to exceed $10,000,000;

                           (l) Investments in Unqualified Subsidiaries listed in Schedule 11.10A;

                           (m) Investments in Unrestricted Subsidiaries in an aggregate amount not to exceed $1,000,000 at any one time; and

                           (n) Investments undertaken pursuant to the Permitted International Reorganization.

         (j) Subsection 11.11 of each of the Synthetic Guarantees is hereby amended by deleting such Section in its entirety and adding the following in its place:

                  11.11 Limitation on Optional Payments and Modifications of Debt Instruments. (i) Make any optional payment or optional prepayment on or optional redemption, optional purchase or optional defeasance of any portion of the Hanover Zero Coupon Subordinated Notes or any Refinancing Indebtedness incurred in respect thereof (other than an Offset Prepayment, as such term is defined in the Indenture related to the Hanover Zero Coupon Subordinated Notes), the 2008 Notes or any Refinancing Indebtedness incurred in respect thereof (other than scheduled cash interest payments), the Hanover Convertible Notes or any Refinancing Indebtedness incurred in respect thereof (other than scheduled cash interest payments), the 2003 Notes or any Refinancing Indebtedness incurred in respect thereof (other than scheduled cash interest payments), the 2001A Equipment Lease Securities or any Refinancing Indebtedness incurred in respect thereof (other than scheduled cash interest payments, subject to applicable subordination provisions), the 2001B Equipment Lease Securities or any Refinancing Indebtedness incurred in respect thereof (other than scheduled cash interest payments, subject to applicable subordination provisions), lease and guarantee payments in respect of the 2001A Equipment Lease Transaction or any Refinancing Indebtedness incurred in respect thereof (other than scheduled lease payments, subject to applicable subordination provisions), and lease and guarantee payments in respect of the 2001B Equipment Lease Transaction or any Refinancing Indebtedness incurred in respect thereof (other than scheduled lease payments, subject to applicable subordination provisions), (ii) make any optional payment or optional prepayment in excess of $10,000,000 during any calendar year on or redemption of any Indebtedness or Guarantee Obligations other than (a) as permitted in clause (i) above, or (b) any optional payment, prepayment or redemption of any Indebtedness or Guarantee Obligations pursuant to the Equipment Lease Transactions (other than the 2001A Equipment Lease Transaction and the 2001B Equipment Lease Transaction or any Refinancing Indebtedness incurred in respect thereof) or (iii) amend, modify or change, or consent or agree to any amendment, modification or change to any of the terms of any Indebtedness or Guarantee Obligations other than in connection with any Refinancing Indebtedness that is permitted to be incurred (or exists) pursuant to the provisions of Section 11.2.

         (k) Subsection 11.13 of each of the Synthetic Guarantees is hereby amended by deleting such Section in its entirety and adding the following in its place:

                  11.13 Sale and Leaseback. Except for the transactions of a type set forth on Schedule 11.13, enter into any arrangement with any Person where Hanover or any of the Subsidiaries of Hanover is the lessee of real or personal property which has been or is to be sold or transferred by Hanover or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of Hanover or such Subsidiary (any of such arrangements, a "Sale and Leaseback Transaction"), except that (i) HCLP and its Subsidiaries may enter into Financing Leases as lessee for natural gas compressors and oil and gas production equipment if after giving effect thereto Section
         11.2 is not contravened and (ii) HCLP may enter into Sale and Leaseback Transactions as lessee for natural gas compressors in connection with the Equipment Lease Transactions.

         (l) Subsection 11.16 of each of the Synthetic Guarantees is hereby amended by deleting such Section in its entirety and adding the following in its place:

                  11.16 Nature of Business. (A) In the case of any Subsidiary, engage in any business other than (a) the leasing, maintenance, purchase, sale and operation of natural gas compressor units and oil and gas production equipment, (b) the design, engineering and fabrication of natural gas compressor units, (c) the design, engineering and fabrication of oil and gas production equipment, desalinization plants and other related equipment, (d) the provision of contract compression and related services, (e) the provision of gas metering services as contemplated under the HMS Transactions, (f) the provision of gas measurement and related services, (g) the design, engineering, fabrication, maintenance, leasing, purchase and sale of 0- to 50-megawatt skid-mounted, engine-driven generators, together with services related thereto and (h) any activities related thereto which are consistent with past practice and conducted in the ordinary course of business; and (B) in the case of Hanover, notwithstanding anything to the contrary contained herein, engage in any business other than (i) the direct or indirect ownership of HCLP together with any activities related thereto, (ii) the performance of its obligations under the Credit Documents, (iii) the performance of its obligations under the 2008 Notes, the 2003 Notes, the Hanover Convertible Notes or the Hanover Zero Coupon Subordinated Notes and, in each case, any Refinancing Indebtedness incurred in respect thereof, (iv) the performance of its obligations in connection with the TIDES, including, without limitation, its obligations under the TIDES Indenture, the TIDES Guarantees and the TIDES Declaration of Trust, (v) the performance of its obligations under the documents executed in connection with the Wells Fargo Term Note, (vi) the formation and ownership of Subsidiaries for the purpose of making acquisitions to the extent permitted under the Credit Documents, (vii) the refinancing of the 2008 Notes, (viii) any actions required by law or the rules of any securities exchange on which its securities are listed and/or traded, and (ix) any other actions that Hanover is expressly permitted to take pursuant to the provisions of the Credit Documents.

         (m) Subsection 11.17 of each of the Synthetic Guarantees is hereby amended by deleting such Section in its entirety and adding the following in its place:

                  11.17 Unqualified Subsidiaries. Permit any Unqualified Subsidiary to directly or indirectly own any material assets (other than cash or Cash Equivalents located in bank accounts) which are located in the United States of America or any territory thereof.

         (n) Subsection 11.18 of each of the Synthetic Guarantees is hereby amended by deleting such Section in its entirety and adding the following after
Section 11.17:

                  11.18 Negative Pledge Clauses. Enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of Hanover or any Subsidiary of Hanover to create, incur, assume or suffer to exist any Lien upon any of its property or revenues, whether now owned or hereafter acquired, to secure its obligations under the Credit Documents to which it is a party other than (a) the Corporate Credit Agreement and the other Loan Documents (as defined in the Corporate Credit Agreement), (b) the Equipment Lease Transactions, (c) any agreements governing any purchase money Liens or capital lease obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby), (d) the Wells Fargo Credit Agreement, (e) agreements entered into by Subsidiaries not directly owned by Hanover, HCLP or any Qualified Subsidiary, (f) agreements entered into by Unqualified Subsidiaries with respect to Non-Recourse Indebtedness and
         (g) with respect to property or revenues that do not constitute Collateral (as such term is defined in the Guarantee and Collateral Agreement), negative pledges covering property or revenues with a de minimis value; provided, that, notwithstanding Section 6.1 of the Credit Agreement, any negative pledge clauses covering properties or revenues that do not constitute Collateral may be cured within ninety
         (90) days.

                  11.19 Clauses Restricting Subsidiary Distributions. Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary of Hanover to (a) make Restricted Payments in respect of any Capital Stock of such Subsidiary held by, or pay any Indebtedness owed to, Hanover or any other Subsidiary of Hanover, (b) make loans or advances to, or other Investments in, Hanover or any other Subsidiary of Hanover or (c) transfer any of its assets to Hanover or any other Subsidiary of Hanover, except for (i) such encumbrances or restrictions existing under or by reason of (x) any restrictions existing under the Corporate Credit Agreement and the other Loan Documents (as defined in the Corporate Credit Agreement) and the Equipment Lease Participation Agreements and (y) any restrictions with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Subsidiary, (ii) encumbrances or restrictions which do not adversely affect the ability of Hanover and its Subsidiaries to repay the Loans hereunder, (iii) agreements entered into by Subsidiaries not directly owned by Hanover, HCLP or any Qualified Subsidiary and (iv) agreements entered into by Unqualified Subsidiaries with respect to Non-Recourse Indebtedness.

                  8. Amendment to Annex B to each of the Participation Agreements. Annex B to each of the Participation Agreements is hereby amended by deleting Annex B thereof in its entirety and adding Annex B attached hereto in its place.

                  9. Effectiveness. This Amendment shall become effective (the "Effective Date") upon fulfillment of the following conditions precedent:
(a) Hanover, HCLP and the Guarantors referred to below shall have delivered to the Agent duly executed copies of this Amendment, (b) the Agent shall have received duly executed copies of this Amendment from the Required Lenders under the Synthetic Guarantees and (c) no Default or Event of Default shall have occurred and be continuing on the date hereof after giving effect to this Amendment.

                  10. Representations and Warranties. Hanover and HCLP hereby represent and warrant that the representations and warranties contained in the Operative Agreements (as defined in each of the Synthetic Guarantees) will be, after giving effect to this Amendment, true and correct in all material respects, as if made on and as of the date hereof (except those which expressly speak as of a certain date).

                  11. Continuing Effect of the Participation Agreements and Operative Agreements. This Amendment shall not constitute an amendment or waiver of any other provision of the Operative Agreements not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of HCLP, Hanover, the 2000B Lessor, the 2000A Lessor or the 1999 Lessor that would require a waiver or consent of the Agent and/or the 2000B Lenders, the 2000A Lenders or the 1999 Lenders. Except as expressly amended hereby, the provisions of the Operative Agreements are and shall remain in full force and effect.

                  12. Counterparts. This Amendment may be executed in counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  13. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  14. Expenses. Hanover and HCLP agree to pay or reimburse the Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the fees and disbursements of counsel to the Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first written above.

                                        HANOVER COMPRESSOR COMPANY



                                        By:      /s/  John E. Jackson
                                             -----------------------------------
                                        Name:    John E. Jackson
                                        Title:   Senior Vice President & CFO


                                        HANOVER COMPRESSION LIMITED PARTNERSHIP



                                        By:      /s/  John E. Jackson
                                             -----------------------------------
                                        Name:    John E. Jackson
                                        Title:   Senior Vice President & CFO


                                        JPMORGAN CHASE BANK, AS ADMINISTRATIVE
                                        AGENT AND AS A LENDER



                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.


                                        HANOVER COMPRESSOR COMPANY



                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        HANOVER COMPRESSION LIMITED PARTNERSHIP



                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------



                                        JPMORGAN CHASE BANK, AS AGENT



                                        By:      /s/  Russell A. Johnson
                                               ---------------------------------
                                        Name:    Russell A. Johnson
                                               ---------------------------------
                                        Title:    Vice President
                                               ---------------------------------

                                                 JPMorgan Chase Bank
                                        ----------------------------------------
                                        (Name of Lender)


                                        By:      /s/  Russell A. Johnson
                                             -----------------------------------
                                        Name:    Russell A. Johnson
                                        Title:   Vice President

                                                 BANK ONE, NA
                                        ----------------------------------------
                                        (Name of Lender)


                                        By:      /s/  Helen A. Carr
                                             -----------------------------------
                                        Name:    Helen A. Carr
                                        Title:   First Vice President

                                        HANOVER COMPRESSOR COMPANY
                                        AMENDMENT DATED AS OF DECEMBER __, 2003

                                            MHCB (USA) LEASING & FINANCE
                                            CORPORATION (successor by merger to
                                            FBTC LEASING CORP.)

                                            By:      /s/  Victor Mora
                                               ---------------------------------
                                            Name:    Victor Mora
                                            Title:   Vice President

                                        HANOVER COMPRESSOR COMPANY
                                        AMENDMENT DATED AS OF DECEMBER 9th, 2003

                                            Citibank, N.A.


                                            By:      /s/  Joronne Jeter
                                               ---------------------------------
                                            Name:    Joronne Jeter
                                            Title:   Attorney-in-Fact

                                        BANK HAPOALIM B.M.


                                        By:      /s/  James P. Surless
                                             -----------------------------------
                                                 Name:    James P. Surless
                                                 Title:   Vice President



                                        By:      /s/  Laura Anne Raffa
                                             -----------------------------------
                                                 Name:    Laura Anne Raffa
                                                 Title:   Senior Vice President
                                                          & Corporate Manager

                                        ----------------------------------------
                                                 The Bank of Nova Scotia


                                        By:      /s/  William E. Zarrett
                                             -----------------------------------
                                                 Name:    William E. Zarrett
                                                 Title:   Managing Director

                                        Guaranty Bank


                                        By:      /s/  Jim R. Hamilton
                                             -----------------------------------
                                                 Name:   Jim R. Hamilton
                                                 Title:  Senior Vice President

                                        ARAB BANKING CORPORATION (B.S.C.)
                                        ----------------------------------------
                                        (Name of Lender)


                                        By:      /s/  Tarek Shellala
                                             -----------------------------------
                                                 Name:    Tarek Shellala
                                                 Title:   Vice President



                                        By:      /s/  Barbara C. Sanderson
                                             -----------------------------------
                                                 Name:    Barbara C. Sanderson
                                                 Title:   Vice President Head
                                                          of Credit

                                                  National City Bank
                                         ---------------------------------------
                                         (Name of Lender)


                                         By:      /s/  Tom Gurbach
                                            ------------------------------------
                                                  Name:    Tom Gurbach
                                                  Title:   Vice President

                                        BNP Paribas


                                        By:      /s/  Mark A. Cox
                                             -----------------------------------
                                                 Name:    Mark A. Cox
                                                 Title:   Director



                                        By:      /s/  Polly Schott
                                             -----------------------------------
                                                 Name:    Polly Schott
                                                 Title:   Vice President

                                             The Royal Bank of Scotland plc
                                        ----------------------------------------
                                        (Name of Lender)


                                        By:      /s/  Patricia J. Dundee
                                             -----------------------------------
                                                 Name:    Patricia J. Dundee
                                                 Title:   Senior Vice President

                                                  Scotiabank Inc.
                                        ----------------------------------------
                                        (Name of Lender)


                                        By:      /s/  William E. Zarrett
                                             ---------------------------
                                                 Name:    William E. Zarrett
                                                 Title:   Managing Director

                                        HANOVER COMPRESSOR COMPANY
                                        AMENDMENT DATED AS OF DECEMBER 5, 2003


                                                 /s/ [Illegible]
                                        ----------------------------------------
                                        THE BANK OF TOKYO-MITSUBISHI, LTD.

                                        Consented to:



                                        DZ Bank AG Deutsche
                                        Zentral-Genossenschaftsbank
                                        New York Branch


                                        By:   /s/  Mark K. Connelly
                                             -----------------------------------
                                              Name:    Mark K. Connelly
                                              Title:   Senior Vice President



                                        By:   /s/  Richard W. Wilbert
                                             -----------------------------------
                                              Name:    Richard W. Wilbert
                                              Title:   Vice President

                                        MIZUHO CORPORATE BANK, LTD.


                                        By:      /s/  Jun Shimmachi
                                             -----------------------------------
                                                 Name:    Jun Shimmachi
                                                 Title:   Vice President

                                        HANOVER COMPRESSOR COMPANY
                                        AMENDMENT DATED AS OF DECEMBER __, 2003


                                        COMERICA BANK


                                                 /s/  William S. Rogers
                                        ----------------------------------------
                                                 By:     William S. Rogers
                                                 Its:    Vice President

                                        CREDIT SUISSE FIRST BOSTON
                                        acting through its Cayman Islands Branch


                                        By:      /s/  James P. Moran
                                             -----------------------------------
                                                 Name:    James P. Moran
                                                 Title:   Director



                                        By:      /s/  David J. Dodd
                                             -----------------------------------
                                                 Name:    David J. Dodd
                                                 Title:   Associate

                                        WACHOVIA BANK, NATIONAL ASSOCIATION
                                        (Name of Lender)



                                        By:      /s/  David Humphreys
                                             -----------------------------------
                                                 Name:    David Humphreys
                                                 Title:   Vice President

                                        NATEXIS BANQUES POPULAIRES



                                        By:     /s/  Timothy Polvado
                                             -----------------------------------
                                                Name:   Timothy Polvado
                                                Title:  Vice President / Manager



                                        By:     /s/  Louis P. Laville, III
                                            ------------------------------------
                                                Name:   Louis P. Laville, III
                                                Title:  Vice President / Manager

                                                    SUNTRUST BANK
                                        ----------------------------------------
                                        (Name of Lender)


                                        By:    /s/  Joe McCreery
                                           -------------------------------------
                                                Name:   Joe McCreery
                                                Title:  Vice President

Acknowledged and agreed to as of the date hereof:

                                    ENERGY TRANSFER -- HANOVER VENTURES L.P.
                                    GULF COAST DISMANTLING, INC.
                                    HANOVER ASIA, INC.
                                    HANOVER AUSTRALIA, L.L.C.
                                    HANOVER COLOMBIA LEASING, LLC
                                    HANOVER COMPRESSED NATURAL GAS SERVICES, LLC
                                    HANOVER COMPRESSOR NIGERIA, INC.
                                    HANOVER COMPRESSION GENERAL HOLDINGS, LLC
                                    HANOVER ECUADOR L.L.C.
                                    HANOVER GENERAL ENERGY TRANSFER, LLC
                                    HANOVER IDR, INC.
                                    HANOVER LIMITED ENERGY TRANSFER, LLC
                                    HANOVER MEASUREMENT, LLC
                                    HANOVER PARTNERS NIGERIA LLC
                                    HANOVER POWER, LLC
                                    HANOVER POWER (GATES), LLC
                                    HANOVER SPE, L.L.C.
                                    HANOVER/TRINIDAD, L.L.C.
                                    HC CAYMAN LLC
                                    HC LEASING, INC.
                                    HCC HOLDINGS, INC.
                                    HCL COLOMBIA, INC.
                                    KOG, INC.
                                    NIGERIAN LEASING, LLC
                                    SOUTHWEST INDUSTRIES, INC.



                                    By:    /s/ John E. Jackson
                                        ----------------------------------------
                                           Name:    John E. Jackson
                                           Title:   Vice President and Treasurer

                                    HANOVER HL HOLDINGS, LLC
                                    HANOVER HL, LLC



                                    By:    /s/ Victoria L. Garrett
                                        ----------------------------------------
                                           Name:    Victoria L. Garrett
                                           Title:   Manager

                                                                         ANNEX B

                                  PRICING GRID

                             Participation Agreement

 Consolidated                      Applicable Margin-         Applicable Margin-
Leverage Ratio                     Eurodollar Loans             Base Rate Loans
--------------                     ----------------             ---------------
>4.0 to 1.0                             3.50%                       2.50%
< or =4.0 to 1.0 and                    3.00%                       2.00%
>3.0 to 1.0
< or =3.0 to 1.0 and                    2.75%                       1.75%
>2.0 to 1.0
< or =2.0 to 1.0                        2.50%                       1.50%

Changes in the Applicable Margin resulting from changes in the Consolidated Leverage Ratio shall become effective on each date which is the start of the succeeding fiscal quarter (each, an "Adjustment Date") for which an Applicable Margin Certificate of Hanover is delivered to the Lenders pursuant to Section 10.2(f) of the Guarantee (but in any event not later than the 45th day after the end of each of each quarter of each fiscal year) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any Applicable Margin Certificate referred to above is not delivered within the time periods specified above, then the Consolidated Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 4.0 to 1.0. In addition, at all times while an Event of Default shall have occurred and be continuing, the highest rate set forth in each column of the Pricing Grid shall apply. Each determination of the Consolidated Leverage Ratio pursuant to this Pricing Grid shall be made for the periods and in the manner contemplated by Section 11.1(c) of the Guarantee.

                               By:_________________________________
                                  Title: